UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
(Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

www.weitzfunds.com	The Weitz Funds 25 years of finding value

Value Fund
Partners Value Fund
Hickory Fund
Partners III Opportunity Fund
Balanced Fund
Nebraska Tax-Free Income Fund
Short-Intermediate Income Fund
Government Money Market Fund

SEMI-ANNUAL REPORT

September 30, 2008

One Pacific Place, Suite 600  •  1125 South 103rd Street  •  Omaha, Nebraska, 68124-6008
phone (402) 391-1980  •  toll free (800) 304-9745  •  fax (402) 391-2125
www.weitzfunds.com

25 YEARS – ONE PHILOSOPHY

Over the past 25 years we have seen many changes. Advancements in technology combined with economic, political, and global events have continued to shape investors’ thoughts and actions.

At The Weitz Funds a few things have remained constant, our unwavering commitment to our shareholders and our focus on finding strong, well-managed companies priced significantly below their true business value.

Staying true to our philosophy and investment process has consistently produced good long-term returns and should continue to do so into the next quarter century.

“We eat our own cooking.”

All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds – some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

We are patient, long-term investors.

When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

We try to stay within our “circle of competence.”

“Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

We worry about permanent loss of capital – not price volatility.

We believe in concentrating our portfolios in the most attractive investment ideas and this can cause short-term price volatility.

We think “benchmark risk” is part of investment life.

Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We think flexibility and common sense will continue to serve our clients well over the years.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

LETTER TO SHAREHOLDERS

October 12, 2008

Dear Fellow Shareholder:

          The credit crisis that has been unfolding over the past year and a half turned very ugly in the 3rd quarter. Then it got worse in October. The “unthinkable” has happened so many times recently that many investors are in a state of shock. As this is written, world leaders are meeting to discuss the global financial crisis and rumors are flying about various major financial institutions. Making meaningful predictions about what will happen in the near-term is a bit like trying to assess storm damage from deep in a shelter while the storm is still raging. Nevertheless, we believe that the economy will eventually recover and that it is possible for patient and disciplined investors to navigate through this treacherous stock market. We will elaborate later on our reasons for guarded optimism, but in a nutshell:

(1)

Credit losses on mortgages and other loans are enormous and real. They have/will cause permanent damage to many financial institutions and their shareholders, but the financial system will survive and eventually restore liquidity and credit availability to companies and individuals;

(2)

During the liquidity crisis, marginal companies will fail and unemployment will undoubtedly rise (exacerbating credit losses), so we are likely to have a recession that is deeper and lasts longer than usual. However, the U.S. and other major governments have shown their willingness to go to great lengths (and expense) to restore capital and confidence to the global financial system. The U.S. has already done one tax rebate and will undoubtedly spend freely on tax cuts and public works to pull the country out of recession;

(3)

Given the destruction of capital and the likelihood of a severe recession (and the attendant decline in corporate earnings) the stock market might be expected to go down sharply. In the 1973-74 recession and bear market, the market declined roughly 40%. Given that the S&P 500, the Nasdaq Composite and the Russell 2000 are each down about 40% in the last 12 months (as of this writing), stocks have already discounted a great deal of bad news;

(4)

Fear, confusion and financial stress cause markets to be very volatile. With patience and discipline, we believe that a market that moves erratically sideways, even for an extended period, can be profitable for value investors. Then, when confidence returns, new bull markets have a way of starting explosively. So, although we plan to be cautious in this treacherous environment, we do not believe that retreating completely to the sidelines is in the best interests of our shareholders’ long-term investment results.

          Now, returning to what seems like ancient history, our Funds showed strong relative performance during the 3rd quarter. They have declined less than the S&P 500 so far in October, too, but the absolute numbers are awful. Over the past few years, we have acknowledged the possibility that the market could suffer a decline comparable to the bear market of 1973-74, and over the past 12 months it has. The table below shows investment results through September 30 for our stock Funds (after deducting fees and expenses) and for the S&P 500 (larger companies), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies).

	Total Returns*			Average Annual Total Returns*

	3 Mos.	9 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Value	-2.9%	-21.3%	-26.5%	-4.0%	1.5%	5.4%	9.9%	11.0%	N/A
Partners Value**	-2.4	-20.9	-26.0	-3.0	2.0	5.7	10.3	11.3	12.4
Hickory	-2.3	-19.7	-25.5	-4.0	4.2	3.2	9.4	N/A	N/A
Partners III**	-1.5	-16.9	-22.8	-3.3	3.7	7.6	11.6	12.2	12.7

S&P 500#	-8.4	-19.3	-22.0	0.2	5.2	3.1	8.4	9.9	10.9
Russell 2000#	-1.1	-10.4	-14.5	1.8	8.2	7.8	N/A	N/A	N/A
Nasdaq Composite#	-8.6	-20.6	-21.9	-0.1	3.9	2.7	7.0	8.8	8.1

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value, Partners Value, Hickory and Partners III Opportunity Funds, as stated in the most recent Prospectus are 1.16%, 1.16%, 1.23% and 1.54%, respectively, of each Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

**	All performance numbers assume reinvestment of dividends (except for the 15, 20 and 25 year Nasdaq numbers for which reinvestment of dividend information was not available).

**	See page 15 and 27 for additional performance disclosures.

#	Index performance is hypothetical and is for illustrative purposes only.

Portfolio Review

          The credit crisis deepened during the 3rd quarter and financial stocks were generally weak. During the first half of 2008, we had reduced our positions in Fannie Mae, Freddie Mac and AIG as we became more concerned that they might lose control of their financial destinies. As the 3rd quarter began, we eliminated the balance of our holdings in each. We were late in making these decisions, but sales prices in the teens for the last of the Fannie and Freddie and $20 for AIG allowed us to avoid further substantial losses as all three were, in effect, taken over by the U.S. government.

          Another feature of the 3rd quarter market decline was weakness in energy and other commodity company stocks. Fears of a global slowdown prompted selling of both commodity futures and the stocks of commodity producers. Some of the selling was voluntary; some was done in response to margin calls. Our relative results suffered over the past few years as we missed the “global energy/commodity/emerging markets infrastructure play” but as those stocks corrected sharply in the 3rd quarter, their absence worked in our favor. We have been doing research on several energy and commodity companies over the years, and it is possible that some will meet our investment criteria if their weakness continues.

          Several of our companies’ stocks performed quite well during the quarter and we were able to redeploy capital to other more attractively-priced investments. Apollo and TD Ameritrade reached their price targets and we sold them but they would be welcomed back at lower price levels. Others like Omnicare, Comcast, WellPoint, UnitedHealth and some of our retail and aggregates (rocks and gravel) companies staged temporary rallies that allowed for some trimming of positions.

          The cash that was raised through these sales was reinvested in new or existing positions that offered better value. In addition to price/value considerations, we also considered balance sheet strength and each company’s ability to generate ample cash internally to conduct its business without external financing.

          Following this letter there are several pages of information on each Fund—a Management Discussion and Analysis, a Schedule of Investments and a series of tables of portfolio and performance data. Our Funds have a March 31 fiscal year, so this is technically our “Semi-Annual” report and thus also contains financial statements for the Funds as well as expense ratio and portfolio turnover data.

Outlook

          The financial world has changed so much in the past several months that it would be silly for us to make detailed predictions or for shareholders to believe them, but we can make a few guesses. Credit will probably be harder to come by for a long time and capital will be more highly valued. Deleveraging of corporate and individual balance sheets (selling assets to pay off debt) should dampen spending and the liquidation of collateral (e.g. houses) should be deflationary. On the other hand, hundreds of billions (trillions?) of dollars of government spending to stabilize financial markets and stimulate the economy could eventually be inflationary. Many other major countries have financial problems at least as severe as ours and both world trade and geopolitics will probably be affected in unexpected ways.

          “Uncertainty” is a grossly over-used term in investment discussions—few things are ever “certain.” However, even the smartest and most experienced investors seem quite uncertain about how the next few years will unfold. As we wrote at the beginning of this letter, we are willing to believe that the current liquidity crisis will be solved and that the recession, however painful, will end. We believe that real businesses and real people will find ways to produce and consume. We believe that certain companies are financially strong enough and well-managed enough to survive and even thrive over the next few years. From today’s price levels, we believe that patient and disciplined investors (with strong stomachs) have a very reasonable prospect of earning excellent returns over the next several years.

Sincerely,

Wallace R. Weitz Co-manager Value and Partners Value Portfolio Manager Hickory and Partners III wally@weitzfunds.com	Bradley P. Hinton Co-manager Value and Partners Value brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

ANALYST CORNER

BERKSHIRE HATHAWAY
 By Barton Hooper

Berkshire Hathaway has grown into a collection of over 80 different businesses since Warren Buffett took control of the then textile manufacturing company in 1966. There are many ways to analyze Berkshire; our view is that it is a highly disciplined and opportunistic insurance company with a wide variety of investments and has a franchise value that will outlast Berkshire’s iconic Chairman.

Cash is King

The engine that provides Berkshire with cash and opportunity is the insurance operations. Unlike most insurance companies that operate with an insurance underwriting loss (but profit from investment returns), Berkshire for the 41 years it has been in the insurance business has operated at an underwriting profit. Its insurance operations have now reached the point in terms of capital availability and underwriting capability that it is essentially in the position of being an insurer of last resort for large insurance risks, commanding high premiums (and generating lots of cash). When prices don’t meet Berkshire’s criteria, the company sits and waits. In fact, we believe the insurance company has an underwriting culture and discipline that allows it to refuse to write unprofitable business and has a strong balance sheet that allows it to write lots of business when rates are attractive.

Barton Hooper, CFA, joined Weitz in 2007. Barton graduated from the University of Missouri and received his MBA from Washington University. He brings to  Weitz  13 years  of  accounting & investment management experience and a deep understanding of the Technology, Insurance, Consumer Staples and Industrials sectors.

Recent events have shown that because of its cash and patience, Berkshire has the ability to move quickly to strike very favorable deals that no other firms can match because Berkshire can send a check literally overnight. An example is the purchase of Constellation Energy. Due to the need for immediate funding, Constellation needed to sell to the most liquid bidder as compared to the highest bidder. As a result, we believe Berkshire was able to acquire Constellation at a substantial discount to its worth. This transaction, along with the investments in Goldman Sachs and General Electric, enabled Berkshire to invest $15 billion of cash in high quality companies that should generate much higher rates of return than holding the cash over the long term.

Great Business, Great Management with Great Opportunities

The insurance profits and “float” (cash received for premiums but not yet paid in claims) allows Berkshire to buy good businesses at attractive (sometimes fire sale) prices. In addition, the disciplined underwriting culture, which has helped create Berkshire’s unique position in the industry, is now a competitive advantage that will last long after Mr. Buffett’s tenure and will be his ultimate legacy to Berkshire shareholders. At $130,600 per class A share, we believe this long lasting advantage is not reflected in the value of the stock.

MANAGEMENT DISCUSSION & ANALYSIS — VALUE FUND

The Value Fund returned -2.9% in the third quarter, compared to a -8.4% return for the S&P 500. Positive returns from Berkshire Hathaway Class B (+10%), Wells Fargo (+59%) and Apollo Group (+34%) contributed to the Fund’s strong relative performance. Berkshire’s value continues to grow as Warren Buffett opportunistically deploys the company’s war chest of cash at attractive returns. Wells Fargo’s stock rebounded sharply from depressed levels, and we wrote calls against our entire position in the $30’s during the quarter. We sold Apollo Group as the stock approached our estimate of value after a positive quarterly earnings report.

Detractors from Fund results included Dell (-25%) and Telephone & Data Systems (-18%). Dell reported disappointing second quarter results due largely to short-term operational miscues in Europe. While Dell’s turnaround is a work-in-process, we think the longer-term margin opportunity and earnings potential remain intact. TDS’ U.S. Cellular subsidiary is impacted by slowing consumer demand, but even in a tougher environment TDS should generate strong free cash flows. Both companies have solid balance sheets and are buying back stock at extremely wide discounts to our value estimates.

We were net sellers of stocks during the quarter, as our only net purchase was additional shares of News Corp. We sold our remaining holdings in AIG (at about $20), Fannie Mae (near $13) and Freddie Mac (around $9) as concerns mounted about their ability to weather the growing financial turmoil. As planned, Chairman Barry Diller split IAC/InterActiveCorp into five separate companies by spinning off Ticketmaster, HSN, Interval Leisure and Tree.com to shareholders. We sold the Fund’s stakes in InterActiveCorp and Tree, while keeping relatively small positions in Ticketmaster, HSN and Interval.

The Fund’s cash position increased from 9% to 12% during the quarter, providing increased flexibility. Berkshire Hathaway remains our largest position, and the Fund’s weighting in other financial stocks declined from 16% to 11% with the sales described above. The Fund’s weighting in consumer discretionary also declined modestly after we sold Apollo Group and IAC/InterActiveCorp. The Value Fund continues to have more exposure to large-cap stocks than our other Funds, with 60% of the Fund’s stock investments in companies with market caps greater than $12 billion.

	Total Returns			Average Annual Total Returns

	3 Mos.	9 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Value	-2.9%	-21.3%	-26.5%	-4.0%	1.5%	5.4%	9.9%	11.0%
S&P 500	-8.4	-19.3	-22.0	0.2	5.2	3.1	8.4	9.9
Russell 2000	-1.1	-10.4	-14.5	1.8	8.2	7.8	N/A	N/A
Nasdaq Composite	-8.6	-20.6	-21.9	-0.1	3.9	2.7	7.0	8.8

See pages 5 and 9 for additional performance disclosures.

FUND PERFORMANCE — VALUE FUND

(Unaudited)

The following table summarizes performance information for the Value Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1998	28.9%	28.6%	0.3%
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
Dec. 31, 2006	21.8	15.8	6.0
Dec. 31, 2007	–10.3	5.5	–15.8
Sept. 30, 2008 (9 months)	–21.3	–19.3	–2.0

10-Year Cumulative Return ended Sept. 30, 2008	68.4	35.2	33.2
10-Year Average Annual Compound Return ended Sept. 30, 2008	5.4	3.1	2.3

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1998, through September 30, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total  return  for  the  one, five and ten year periods  ended September 30, 2008 was
–26.5%, 1.5% and 5.4%, respectively. These performance  numbers  reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.16% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — VALUE FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	13.7%
WellPoint	4.7
Telephone & Data Systems	4.7
Liberty Media - Interactive	4.4
Liberty Global	4.3
Washington Post	4.0
American Express	3.9
Redwood Trust	3.8
Liberty Media - Entertainment	3.8
Omnicare	3.5

50.8%

Industry Sectors*

Consumer Discretionary	27.9%
Financials	25.1
Health Care	11.3
Information Technology	6.8
Industrials	6.8
Telecommunication Services	4.7
Materials	3.1
Consumer Staples	1.9
Short-Term Securities/Other	12.4

100.0%

* As of September 30, 2008

Largest Net Purchases and Sales for Quarter Ended September 30, 2008

Net Purchases ($mil)

News Corp.	$5

Net Sales ($mil)

American International Group (eliminated)	$30
Apollo Group (eliminated)	30
Omnicare	20
Fannie Mae (eliminated)	18
IAC/InterActiveCorp (eliminated)	15
Other (net)	69

$182

Net Portfolio Sales	$177

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2008

Positive ($mil)

Berkshire Hathaway	$16
Wells Fargo	15
Apollo Group	8
Omnicare	7
Lowe’s	6

$52

Negative ($mil)

Dell	$(14)
Telephone & Data Systems	(14)
Fannie Mae	(10)
American International Group	(10)
Liberty Media - Interactive	(8)
Other (net)	(32)

$(88)

Net Portfolio Losses	$(36)

VALUE FUND

Schedule of Investments in Securities
September 30, 2008
(Unaudited)

	Shares	Value

COMMON STOCKS — 87.6%

Consumer Discretionary — 27.9%

Broadcasting & Cable TV — 13.8%
Liberty Global, Inc. - Series C*	2,000,000	$56,180,000
Liberty Media Corp. - Entertainment - Series A*	2,000,000	49,940,000
Comcast Corp. - CL A	2,200,000	43,186,000
Liberty Media Corp. - Capital - Series A*	2,000,000	26,760,000
Cumulus Media, Inc. - CL A*	1,121,168	4,776,176
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—

		180,842,176
Retailing — 8.6%
Liberty Media Corp. - Interactive - Series A*	4,500,000	58,095,000
Lowe’s Companies, Inc.	1,300,000	30,797,000
Bed Bath & Beyond, Inc.*	539,000	16,929,990
HSN, Inc.*	360,000	3,963,600
Ticketmaster*	360,000	3,862,800

		113,648,390
Media — 5.2%
The Washington Post Co. - CL B	95,048	52,918,924
News Corp. - CL A	1,300,000	15,587,000

		68,505,924
Consumer Services — 0.3%
Interval Leisure Group, Inc.*	360,000	3,744,000

		366,740,490

Financials — 25.1%

Insurance — 13.7%
Berkshire Hathaway, Inc. - CL B*	41,000	180,195,000

Mortgage REIT’s — 4.9%
Redwood Trust, Inc.†	2,306,400	50,118,072
Newcastle Investment Corp.	1,908,100	12,116,435
CBRE Realty Finance, Inc.	1,350,000	1,822,500

		64,057,007
Diversified Financials — 3.9%
American Express Co. (b)	1,450,000	51,373,500

The accompanying notes form an integral part of these financial statements.

VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Banks — 2.6%
Wells Fargo & Co. (b)	900,000	$33,777,000

		329,402,507

Health Care — 11.3%

Managed Health Care — 7.7%
WellPoint, Inc.*	1,325,000	61,970,250
UnitedHealth Group, Inc.	1,560,000	39,608,400

		101,578,650
Health Care Equipment & Services — 3.6%
Omnicare, Inc.	1,620,000	46,607,400

		148,186,050

Information Technology — 6.8%

Software & Services — 3.5%
Microsoft Corp.	1,225,000	32,695,250
eBay, Inc.*	600,000	13,428,000

		46,123,250
Technology Hardware & Equipment — 3.3%
Dell, Inc.*	2,650,000	43,672,000

		89,795,250

Industrials — 6.8%

Transportation — 2.6%
United Parcel Service, Inc.	540,000	33,960,600

Industrial Conglomerates — 2.3%
Tyco International Ltd.	850,000	29,767,000

Building Products — 1.9%
USG Corp.*	1,000,000	25,600,000

		89,327,600

Telecommunication Services — 4.7%

Telecommunication Services — 4.7%
Telephone and Data Systems, Inc. - Special	1,718,976	61,711,238

The accompanying notes form an integral part of these financial statements.

VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Materials — 3.1%

Materials — 3.1%
Vulcan Materials Co.	277,000	$20,636,500
Martin Marietta Materials, Inc.	180,000	20,156,400

		40,792,900

Consumer Staples — 1.9%

Hypermarkets & Super Centers — 1.9%
Wal-Mart Stores, Inc.	425,000	25,453,250

Total Common Stocks (Cost $1,207,000,864)		1,151,409,285

SHORT-TERM SECURITIES — 12.6%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 1.8%(a) (Cost $166,512,745)	166,512,745	166,512,745

Total Investments in Securities (Cost $1,373,513,609)		1,317,922,030
Options Written — (0.4%)		(5,782,500)
Other Assets Less Other Liabilities — 0.2%		2,764,092

Net Assets — 100%		$1,314,903,622

Net Asset Value Per Share		$24.77

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	January 2009 / $40	150,000	$(442,500)
Wells Fargo & Co.	October 2008 / $32.50	500,000	(2,900,000)
Wells Fargo & Co.	January 2009 / $35	400,000	(2,440,000)

Total Options Written (premiums received $2,828,779)			$(5,782,500)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at September 30, 2008.

(b)	Fully or partially pledged on outstanding written options.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

The accompanying notes form an integral part of these financial statements.

MANAGEMENT DISCUSSION & ANALYSIS — PARTNERS VALUE FUND

The Partners Value Fund returned -2.4% in the third quarter, compared to a -8.4% return for the S&P 500. Positive returns from Berkshire Hathaway (+9%), Omnicare (+10%) and a pair of retailers (Lowe’s +15% and Cabela’s +10%) contributed to the Fund’s strong relative performance. Detractors from Fund results included Telephone & Data Systems (-18%) and Dell (-25%). TDS’ U.S. Cellular subsidiary is impacted by slowing consumer demand, but even in a tougher environment TDS should generate strong free cash flows. Dell reported disappointing second quarter results due largely to short-term operational miscues in Europe. While Dell’s turnaround is a work-in-process, we think the longer-term margin opportunity and earnings potential remain intact. Both companies have solid balance sheets and are buying back stock at extremely wide discounts to our value estimates.

We were net sellers of stocks during the quarter. We sold the remainder of our AIG position above $20 as concerns mounted about the company’s ability to weather the growing financial turmoil. We also trimmed positions in Comcast and a trio of health care names (Omnicare, UnitedHealth and WellPoint) as their stocks rallied in August. Also in August, Chairman Barry Diller split IAC/InterActiveCorp into five separate companies by spinning off Ticketmaster, HSN, Interval Leisure and Tree.com to shareholders. We continue to own relatively small positions in the four spinoffs at quarter end.

We added a small position in old favorite Discovery Communications (DISCA: $14) in late September. Discovery owns a premier collection of non-fiction cable networks with a deep content library. The crown jewel assets are Discovery, TLC and Animal Planet, representing up to three-fourths of the company’s global value. These core networks are terrific businesses with strong barriers to entry, high domestic cash flow margins and limited capital investment needs. The global appeal of non-fiction programming provides well above-average international growth potential. We expect overseas margins to improve as the earlier-stage markets mature, helping drive double-digit cash flow growth over the next several years. The management team combines operational and capital allocation expertise, lending further qualitative support to our low-to-mid-$20’s value estimate.

The Fund’s cash position increased to 18% during the quarter, providing increased flexibility. Berkshire Hathaway remains our largest position, and the Fund’s weighting in other financial stocks declined from 13% to 9% with the sale of AIG. The Fund’s health care exposure also declined modestly due to the partial sales described above. The Fund remains concentrated, with 51% of net assets invested in our ten largest stocks.

	Total Returns			Average Annual Total Returns

	3 Mos.	9 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Partners Value	-2.4%	-20.9%	-26.0%	-3.0%	2.0%	5.7%	10.3%	11.3%	12.4%
S&P 500	-8.4	-19.3	-22.0	0.2	5.2	3.1	8.4	9.9	10.9
Russell 2000	-1.1	-10.4	-14.5	1.8	8.2	7.8	N/A	N/A	N/A
Nasdaq Composite	-8.6	-20.6	-21.9	-0.1	3.9	2.7	7.0	8.8	8.1

See pages 5 and 15 for additional performance disclosures.

FUND PERFORMANCE — PARTNERS VALUE FUND

(Unaudited)

The following table summarizes performance information for the Partners Value Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1998	29.1%	28.6%	0.5%
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Dec. 31, 2006	22.5	15.8	6.7
Dec. 31, 2007	–8.5	5.5	–14.0
Sept. 30, 2008 (9 months)	–20.9	–19.3	–1.6

10-Year Cumulative Return ended Sept. 30, 2008	73.9	35.2	38.7
10-Year Average Annual Compound Return ended Sept. 30, 2008	5.7	3.1	2.6

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1998, through September 30, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2008 was –26.0%, 2.0% and 5.7%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.16% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

PORTFOLIO PROFILE — PARTNERS VALUE FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	14.1%
Telephone & Data Systems	4.8
WellPoint	4.5
Liberty Media - Interactive	4.4
Redwood Trust	4.4
Liberty Global	4.3
Liberty Media - Entertainment	3.9
American Express	3.9
Omnicare	3.7
Dell	3.2

51.2%

* As of September 30, 2008

Industry Sectors*

Consumer Discretionary	32.1%
Financials	23.5
Health Care	10.7
Telecommunication Services	4.8
Materials	3.9
Industrials	3.9
Information Technology	3.2
Short-Term Securities/Other	17.9

100.0%

Largest Net Purchases and Sales for Quarter Ended September 30, 2008

Net Purchases ($mil)

Discovery Communications (new)	$5
Eagle Materials	3
Cabela’s	2

$10

Net Sales ($mil)

American International Group (eliminated)	$26
Comcast	18
Omnicare	16
UnitedHealth Group	15
WellPoint	12
Other (net)	55

$142

Net Portfolio Sales	$132

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2008

Positive ($mil)

Berkshire Hathaway	$11
Omnicare	5
Lowe’s	4
Cabela’s	3
Vulcan Materials	3

$26

Negative ($mil)

Telephone & Data Systems	$(11)
Dell	(9)
American International Group	(8)
IAC/InterActiveCorp#	(7)
Liberty Media - Interactive	(6)
Other (net)	(6)

$(47)

Net Portfolio Losses	$(21)

#	For presentation purposes, IAC/InterActiveCorp, HSN, Interval Leisure Group, Ticketmaster and Tree.com have been combined due to a spin-off during the quarter.

PARTNERS VALUE FUND

Schedule of Investments in Securities September 30, 2008 (Unaudited)

	Shares	Value

COMMON STOCKS — 82.1%

Consumer Discretionary —32.1%

Retailing — 12.2%
Liberty Media Corp. - Interactive - Series A*	3,300,000	$42,603,000
Cabela’s, Inc. - CL A*	2,500,000	30,200,000
Lowe’s Companies, Inc.	900,000	21,321,000
IAC/InterActiveCorp*	900,000	15,570,000
HSN, Inc.*	360,000	3,963,600
Ticketmaster*	360,000	3,862,800

		117,520,400
Broadcasting & Cable TV — 11.0%
Liberty Global, Inc. - Series C*	1,470,000	41,292,300
Liberty Media Corp. - Entertainment - Series A*	1,500,000	37,455,000
Comcast Corp. - CL A	1,200,000	23,556,000
Discovery Communications, Inc.*	300,000	4,275,000
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—

		106,578,300
Media — 3.7%
The Washington Post Co. - CL B	55,000	30,621,800
Daily Journal Corp.* †	116,000	4,986,840

		35,608,640
Consumer Durables & Apparel — 2.8%
Mohawk Industries, Inc.*	400,000	26,956,000

Consumer Services — 2.4%
Coinstar, Inc.*	625,000	20,000,000
Interval Leisure Group, Inc.*	360,000	3,744,000

		23,744,000

		310,407,340
Financials — 23.5%

Insurance — 15.2%
Berkshire Hathaway, Inc. - CL B*	22,000	96,690,000
Berkshire Hathaway, Inc. - CL A*	300	39,180,000
Willis Group Holdings Ltd.	350,000	11,291,000

		147,161,000
Mortgage REIT’s — 4.4%
Redwood Trust, Inc.†	1,947,000	42,308,310

The accompanying notes form an integral part of these financial statements.

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Diversified Financials — 3.9%
American Express Co.(b)	1,050,000	$37,201,500

Thrifts & Mortgage Finance — 0.0%
Tree.com, Inc.*	60,000	289,200

		226,960,010

Health Care — 10.7%

Managed Health Care — 7.0%
WellPoint, Inc.*	925,000	43,262,250
UnitedHealth Group, Inc.	950,000	24,120,500

		67,382,750
Health Care Equipment & Services — 3.7%
Omnicare, Inc.	1,240,000	35,674,800

		103,057,550

Telecommunication Services — 4.8%

Telecommunication Services — 4.8%
Telephone and Data Systems, Inc. - Special	1,280,000	45,952,000

Materials — 3.9%

Materials — 3.9%
Eagle Materials, Inc.	610,246	13,651,203
Vulcan Materials Co.	175,000	13,037,500
Martin Marietta Materials, Inc.	100,000	11,198,000

		37,886,703

Industrials — 3.9%

Building Products — 1.7%
USG Corp.*	650,000	16,640,000

Industrial Conglomerates — 2.2%
Tyco International Ltd.	600,000	21,012,000

		37,652,000

The accompanying notes form an integral part of these financial statements.

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Information Technology — 3.2%

Technology Hardware & Equipment — 3.2%
Dell, Inc.*	1,900,000	$31,312,000

Total Common Stocks (Cost $798,048,640)		793,227,603

SHORT-TERM SECURITIES — 18.4%

Wells Fargo Advantage Government Money Market Fund-Institutional Class 1.8%(a) (Cost $177,395,394)	177,395,394	177,395,394

Total Investments in Securities (Cost $975,444,034)		970,622,997
Options Written — (0.0%)		(295,000)
Other Liabilities in Excess of Other Assets — (0.5%)		(4,547,066)

Net Assets — 100%		$965,780,931

Net Asset Value Per Share		$15.73

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	January 2009 / $40	100,000	$(295,000)

Total Options Written (premiums received $447,528)			$(295,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at September 30, 2008.

(b)	Fully or partially pledged on outstanding written options.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

The accompanying notes form an integral part of these financial statements.

MANAGEMENT DISCUSSION & ANALYSIS — HICKORY FUND

The Hickory Fund returned -2.3% in the third quarter, compared to a -8.4% return for the S&P 500 Index. Contributors to Fund results included Berkshire Hathaway Class A (+8%), Omnicare (+10%) and Cabela’s (+10%). Berkshire’s value continues to grow as Warren Buffett opportunistically deploys the company’s cash at attractive returns. (Barton Hooper gives more color to Berkshire in the Analyst Corner of this report.) Omnicare, a supplier of pharmaceuticals to nursing homes, had a strong second quarter, beating earnings estimates and raising their estimate of earnings for the full year.

Dell (-25%) and Telephone & Data Systems (-18%) detracted from the Fund’s performance. Dell reported disappointing second quarter results due largely to short-term operational miscues in Europe. While Dell’s turnaround is a work-in-process, we think the longer-term margin opportunity and earnings potential remain intact. TDS was impacted by slowing consumer demand in the U.S. Even in a tougher environment, TDS should generate strong free cash flows and now trades at an extremely wide discount to our value estimate.

The only new names in the Fund this quarter resulted from IAC/InterActiveCorp’s spin-off of Ticketmaster, HSN, Interval Leisure and Tree.com into separate companies. We did add to our positions in a diverse group of companies, ranging from old favorites like TDS and Cabela’s to newer holdings such as ACI Worldwide, Willis Group and Eagle Materials. While these purchases have added to Hickory’s smaller cap bent, the Fund also continues to opportunistically invest in attractive larger cap names such as News Corp. and Dell.

We sold the last remnants of Fannie Mae in the teens and AIG at about $20 as their prospects dimmed. We also trimmed Omnicare during a few rallies and sold TD Ameritrade, Beacon Roofing Supply and Bed Bath & Beyond when they reached our estimates of their values.

	Total Returns			Average Annual Total Returns

	3 Mos.	9 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year

Hickory	-2.3%	-19.7%	-25.5%	-4.0%	4.2%	3.2%	9.4%
S&P 500	-8.4	-19.3	-22.0	0.2	5.2	3.1	8.4
Russell 2000	-1.1	-10.4	-14.5	1.8	8.2	7.8	N/A
Nasdaq Composite	-8.6	-20.6	-21.9	-0.1	3.9	2.7	7.0

See pages 5 and 21 for additional performance disclosures.

FUND PERFORMANCE — HICKORY FUND

(Unaudited)

The following table summarizes performance information for the Hickory Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1998	33.0%	28.6%	4.4%
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
Dec. 31, 2006	22.8	15.8	7.0
Dec. 31, 2007	–13.1	5.5	–18.6
Sept. 30, 2008 (9 months)	–19.7	–19.3	–0.4

10-Year Cumulative Return ended Sept. 30, 2008	37.0	35.2	1.8
10-Year Average Annual Compound Return ended Sept. 30, 2008	3.2	3.1	0.1

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1998, through September 30, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year  periods  ended  September 30, 2008 was –25.5%, 4.2% and 3.2%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.23% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — HICKORY FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	12.7%
Redwood Trust	5.2
WellPoint	5.0
Liberty Media - Interactive	4.4
Telephone & Data Systems	4.3
Liberty Global	4.1
Cabela’s	4.1
Omnicare	3.4
Liberty Media - Entertainment	3.2
Dell	3.0

49.4%

* As of September 30, 2008

Industry Sectors*

Consumer Discretionary	31.1%
Financials	23.6
Health Care	11.0
Telecommunication Services	8.4
Information Technology	4.8
Industrials	3.6
Materials	2.3
Short-Term Securities/Other	15.2

100.0%

Largest Net Purchases and Sales for Quarter Ended September 30, 2008

Net Purchases ($mil)

ACI Worldwide	$1.5
News Corp.	1.4
Telephone & Data Systems	1.2
Willis Group Holdings	0.6
Dell	0.5

$5.2

Net Sales ($mil)

Omnicare	$5.6
TD Ameritrade (eliminated)	4.8
American International Group (eliminated)	4.6
Apollo Group (eliminated)	2.8
Liberty Media - Entertainment	2.4
Other (net)	15.2

$35.4

Net Portfolio Sales	$30.2

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2008

Positive ($mil)

Berkshire Hathaway	$2.0
Omnicare	1.4
Cabela’s	0.8
Lowe’s	0.7
TD Ameritrade	0.6

$5.5

Negative ($mil)

Dell	$(1.8)
Telephone & Data Systems	(1.7)
American International Group	(1.5)
CBRE Realty	(1.4)
Liberty Media - Interactive	(1.3)
Other (net)	(1.9)

$(9.6)

Net Portfolio Losses	$(4.1)

HICKORY FUND

Schedule of Investments in Securities
September 30, 2008
(Unaudited)

	Shares	Value

COMMON STOCKS — 84.8%

Consumer Discretionary — 31.1%

Broadcasting & Cable TV — 12.6%
Liberty Global, Inc. - Series C*	300,000	$8,427,000
Liberty Media Corp. - Entertainment - Series A*	260,000	6,492,200
Comcast Corp. - CL A Special	290,000	5,718,800
Cumulus Media, Inc. - CL A*	608,300	2,591,358
Liberty Media Corp. - Capital - Series A*	165,000	2,207,700
CIBL, Inc.* #	1,005	502,500

		25,939,558
Retailing — 11.6%
Liberty Media Corp. - Interactive - Series A*	700,000	9,037,000
Cabela’s, Inc. - CL A*	696,900	8,418,552
Lowe’s Companies, Inc.	160,000	3,790,400
IAC/InterActiveCorp*	100,000	1,730,000
HSN, Inc.*	40,000	440,400
Ticketmaster*	40,000	429,200

		23,845,552
Consumer Durables & Apparel — 3.0%
Mohawk Industries, Inc.*	90,000	6,065,100

Consumer Services — 2.7%
Coinstar, Inc.*	160,000	5,120,000
Interval Leisure Group, Inc.*	40,000	416,000

		5,536,000
Media — 1.2%
News Corp. - CL A	200,000	2,398,000

		63,784,210

Financials — 23.6%

Insurance — 14.6%
Berkshire Hathaway, Inc. - CL A*	200	26,120,000
Willis Group Holdings Ltd.	120,000	3,871,200

		29,991,200
Mortgage REIT’s — 6.4%
Redwood Trust, Inc.	490,700	10,662,911
Newcastle Investment Corp.	227,200	1,442,720
CBRE Realty Finance, Inc.	705,400	952,290

		13,057,921
Diversified Financials — 2.6%
American Express Co. (b)	150,000	5,314,500

The accompanying notes form an integral part of these financial statements.

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Thrifts & Mortgage Finance — 0.0%
Tree.com, Inc.*	6,666	$32,130

		48,395,751

Health Care — 11.0%

Managed Health Care — 7.6%
WellPoint, Inc.*	220,000	10,289,400
UnitedHealth Group, Inc.	210,000	5,331,900

		15,621,300
Health Care Equipment & Services — 3.4%
Omnicare, Inc.	240,000	6,904,800

		22,526,100

Telecommunication Services — 8.4%

Telecommunication Services — 8.4%
Telephone and Data Systems, Inc. - Special	245,000	8,795,500
LICT Corp.* #	1,005	4,371,750
Level 3 Communications, Inc.*	1,500,000	4,050,000

		17,217,250

Information Technology — 4.8%

Technology Hardware & Equipment — 3.0%
Dell, Inc.*	370,000	6,097,600

Software & Services — 1.8%
ACI Worldwide, Inc.*	200,000	3,504,000
Convera Corp.*	310,000	331,700

		3,835,700

		9,933,300
Industrials — 3.6%

Industrial Conglomerates — 2.2%
Tyco International Ltd.	130,000	4,552,600

Building Products — 1.4%
USG Corp.*	110,000	2,816,000

		7,368,600

The accompanying notes form an integral part of these financial statements.

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Materials — 2.3%

Materials — 2.3%
Martin Marietta Materials, Inc.	25,000	$2,799,500
Eagle Materials, Inc.	90,000	2,013,300

		4,812,800

Total Common Stocks (Cost $202,908,776)		174,038,011

SHORT-TERM SECURITIES — 15.3%

Wells Fargo Advantage Government Money Market Fund –Institutional Class 1.8%(a) (Cost $31,482,814)	31,482,814	31,482,814

Total Investments in Securities (Cost $234,391,590)		205,520,825
Options Written — (0.1%)		(277,000)
Other Assets Less Other Liabilities — 0.0%		40,102

Net Assets — 100%		$205,283,927

Net Asset Value Per Share		$27.58

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	January 2009 / $35	20,000	$(100,000)
American Express Co.	January 2009 / $40	60,000	(177,000)

Total Options Written (premiums received $342,138)			$(277,000)

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at September 30, 2008.

(b)	Fully or partially pledged on outstanding written options.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

The accompanying notes form an integral part of these financial statements.

MANAGEMENT DISCUSSION & ANALYSIS — PARTNERS III OPPORTUNITY FUND

The Partners III Opportunity Fund returned -1.5% in the third quarter, compared to a -8.4% return for the S&P 500 Index. TD Ameritrade and Apollo were both positive contributors and were sold as they reached our estimates of their private market value. Berkshire Hathaway (+9%), Omnicare (+10%) and the Fund’s short positions also contributed to the Fund’s significant outperformance of the index in the third quarter. Berkshire’s value continues to grow as Warren Buffett opportunistically deploys the company’s cash at attractive returns. (Barton Hooper gives more color on Berkshire in the Analyst Corner of this report.) Long positions accounted for 93% of assets while 24% of assets were sold short, leaving the Fund 69% “net long” at the end of the quarter.

Significant detractors from Fund results included Dell (-25%), Telephone & Data Systems (-18%) and Liberty Media – Interactive (-13%). Dell reported disappointing second quarter results due largely to short-term operational miscues in Europe. While Dell’s turnaround is a work-in-process, we think the longer-term margin opportunity and earnings potential remain intact. TDS and Liberty are both impacted by slowing consumer demand in the U.S. Even in a tougher environment these businesses should generate strong free cash flows, and both stocks now trade at extremely wide discounts to our value estimates. AIG also had a negative impact on results. We sold AIG (around $20) as concerns mounted about its ability to weather the financial turmoil.

ACI Worldwide, Discovery Communications and eBay were new positions initiated in the Fund during the quarter. ACI sells and installs software that allows banks and retailers to accept, transmit, authorize and settle ATM, debit, credit and smart card transactions. ACI has a dominant market share position in its core retail payments software and is growing other revenue categories via acquisition, new product development and more recently a strategic alliance with IBM. Discovery owns a premier collection of non-fiction cable networks with a deep content library, with the crown jewel assets being Discovery, TLC and Animal Planet. These core networks are terrific businesses with strong barriers to entry, high domestic cash flow margins and limited capital investment needs. eBay facilitates consumer-to-consumer online transactions. Their large and engaged network of active users has led to its dominant auction market share in key geographic regions. In addition to these new companies, we added to our positions in Dell, Microsoft and News Corp. due to price weakness. Finally, you’ll notice a few other new names. IAC/InterActiveCorp split into five separate companies by spinning off Ticketmaster, HSN, Interval Leisure and Tree.com.

	Total Returns			Average Annual Total Returns

	3 Mos.	9 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Partners III	-1.5%	-16.9%	-22.8%	-3.3%	3.7%	7.6%	11.6%	12.2%	12.7%
S&P 500	-8.4	-19.3	-22.0	0.2	5.2	3.1	8.4	9.9	10.9
Russell 2000	-1.1	-10.4	-14.5	1.8	8.2	7.8	N/A	N/A	N/A
Nasdaq Composite	-8.6	-20.6	-21.9	-0.1	3.9	2.7	7.0	8.8	8.1

See pages 5 and 27 for additional performance disclosures.

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”).

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1998	10.9%	28.6%	–17.7%
Dec. 31, 1999	10.6	21.0	–10.4
Dec. 31, 2000	32.4	–9.1	41.5
Dec. 31, 2001	6.6	–11.8	18.4
Dec. 31, 2002	–16.1	–22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	–0.7	4.9	-5.6
Dec. 31, 2006	20.4	15.8	4.6
Dec. 31, 2007	–12.9	5.5	–18.4
Sept. 30, 2008 (9 months)	–16.9	–19.3	2.4

10-Year Cumulative Return ended Sept. 30, 2008	107.2	35.2	72.0
10-Year Average Annual Compound Return ended Sept. 30, 2008	7.6	3.1	4.5

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 1998, through September 30, 2008 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended September 30, 2008 was –22.8%, 3.7% and 7.6%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.54% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of Partners III is measured from June 1, 1983, the inception of the Partnership. As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnerships’s performance might have been adversely affected.

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	14.4%
Redwood Trust	5.3
WellPoint	5.1
Liberty Global	4.3
Telephone & Data Systems	4.3
Liberty Media - Interactive	4.1
Cabela’s	3.8
American Express	3.4
Comcast	3.4
Dell	3.3

51.4%

Industry Sectors*

Consumer Discretionary	33.2%
Financials	25.6
Health Care	10.8
Information Technology	10.2
Telecommunication Services	6.2
Industrials	3.6
Materials	3.4

Total Long Positions	93.0
Securities Sold Short	(24.3)

Net Long Positions	68.7
Short Proceeds/Other	31.3

100.0%

* Percentage of net assets as of September 30, 2008

Largest Net Purchases and Sales for Quarter Ended September 30, 2008

Net Purchases ($mil)

ACI Worldwide (new)	$3.0
Microsoft	1.8
Telephone & Data Systems	1.7
News Corp.	1.5
eBay (new)	1.4

$9.4

Net Sales ($mil)

Omnicare	$4.7
American International Group (eliminated)	4.7
TD Ameritrade (eliminated)	4.4
Apollo Group (eliminated)	2.8
WellPoint	2.5
Other (net)	9.0

$28.1

Net Portfolio Sales	$18.7

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2008

Positive ($mil)

Berkshire Hathaway	$2.4
Short Positions	1.2
Omnicare	1.1
Cabela’s	0.7
Lowe’s	0.7

$6.1

Negative ($mil)

Dell	$(2.0)
Telephone & Data Systems	(1.6)
American International Group	(1.5)
Liberty Media - Interactive	(1.3)
Intelligent Systems	(1.0)
Other (net)	(2.3)

$(9.7)

Net Portfolio Losses	$(3.6)

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities September 30, 2008 (Unaudited)

	Shares	Value

COMMON STOCKS — 93.0%

Consumer Discretionary — 33.2%

Broadcasting & Cable TV — 12.8%
Liberty Global, Inc. - Series C* (b)	320,000	$8,988,800
Comcast Corp. - CL A	360,000	7,066,800
Liberty Media Corp. - Entertainment - Series A* (b)	260,000	6,492,200
Liberty Media Corp. - Capital - Series A* (b)	160,000	2,140,800
Cumulus Media, Inc. - CL A*	455,750	1,941,495
Discovery Communications, Inc.*	20,000	285,000

		26,915,095
Retailing — 11.9%
Liberty Media Corp. - Interactive - Series A* (b)	670,000	8,649,700
Cabela’s, Inc. - CL A* (b)	667,300	8,060,984
Lowe’s Companies, Inc.	170,000	4,027,300
IAC/InterActiveCorp*	100,000	1,730,000
Bed Bath & Beyond, Inc.*	53,100	1,667,871
HSN, Inc.*	40,000	440,400
Ticketmaster*	40,000	429,200

		25,005,455
Consumer Durables & Apparel — 2.9%
Mohawk Industries, Inc.* (b)	90,000	6,065,100

Media — 2.8%
News Corp. - CL A	260,000	3,117,400
The Washington Post Co. - CL B(b)	5,000	2,783,800

		5,901,200
Consumer Services — 2.8%
Coinstar, Inc.*	170,000	5,440,000
Interval Leisure Group, Inc.*	40,000	416,000

		5,856,000

		69,742,850
Financials — 25.6%

Insurance — 16.2%
Berkshire Hathaway, Inc. - CL A* (b)	130	16,978,000
Berkshire Hathaway, Inc. - CL B* (b)	3,000	13,185,000
Willis Group Holdings Ltd.	120,000	3,871,200

		34,034,200

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage REIT’s — 6.0%
Redwood Trust, Inc.(b)	507,400	$11,025,802
Newcastle Investment Corp.	220,000	1,397,000
CBRE Realty Finance, Inc.	117,000	157,950

		12,580,752
Diversified Financials — 3.4%
American Express Co.(b)	200,000	7,086,000

Thrifts & Mortgage Finance — 0.0%
Tree.com, Inc.*	6,666	32,130

		53,733,082

Health Care — 10.8%

Managed Health Care — 7.5%
WellPoint, Inc.* (b)	230,000	10,757,100
UnitedHealth Group, Inc.	200,000	5,078,000

		15,835,100
Health Care Equipment & Services — 3.3%
Omnicare, Inc.(b)	240,000	6,904,800

		22,739,900

Information Technology — 10.2%

Software & Services — 6.7%
Microsoft Corp.	175,000	4,670,750
ACI Worldwide, Inc.*	200,000	3,504,000
Google, Inc. - CL A* (b)	6,000	2,403,120
Intelligent Systems Corp.* # †	881,999	1,852,198
eBay, Inc.*	60,000	1,342,800
Convera Corp.*	280,000	299,600

		14,072,468
Technology Hardware & Equipment — 3.5%
Dell, Inc.*	425,000	7,004,000
Continental Resources#	700	280,000

		7,284,000

		21,356,468

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Telecommunication Services — 6.2%

Telecommunication Services — 6.2%
Telephone and Data Systems, Inc. - Special(b)	250,000	$8,975,000
Level 3 Communications, Inc.*	1,500,000	4,050,000

		13,025,000

Industrials — 3.6%

Industrial Conglomerates — 2.4%
Tyco International Ltd.	140,000	4,902,800

Building Products — 1.2%
USG Corp.*	100,000	2,560,000

		7,462,800

Materials — 3.4%

Materials — 3.4%
Martin Marietta Materials, Inc.	32,000	3,583,360
Eagle Materials, Inc.	160,000	3,579,200

		7,162,560

Total Common Stocks (Cost $214,344,375)		195,222,660

SHORT-TERM SECURITIES — 11.4%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 1.8%(a) (Cost $23,989,734)	23,989,734	23,989,734

Total Investments in Securities (Cost $238,334,109)		219,212,394
Due From Broker(b) — 20.3%		42,620,178
Securities Sold Short — (24.1%)		(50,645,900)
Options Written — (0.2%)		(336,000)
Other Liabilities in Excess of Other Assets — (0.4%)		(952,252)

Net Assets — 100%		$209,898,420

Net Asset Value Per Share		$7.81

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

SECURITIES SOLD SHORT

Capital One Financial Corp.	10,000	$(510,000)
Ishares Dow Jones U.S. Real Estate	100,000	(6,195,000)
Ishares Russell 2000	220,000	(15,045,800)
Ishares Russell 2000 Value	230,000	(15,338,700)
Ishares Russell Midcap	165,000	(13,556,400)

Total Securities Sold Short (proceeds $61,970,252)		$(50,645,900)

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	January 2009 / $35	20,000	$(100,000)
American Express Co.	January 2009 / $40	80,000	(236,000)

Total Options Written (premiums received $431,644)			$(336,000)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at September 30, 2008.

(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

The accompanying notes form an integral part of these financial statements.

(This page has been left blank intentionally.)

MANAGEMENT DISCUSSION & ANALYSIS — BALANCED FUND

The Balanced Fund returned -2.2% in the third quarter, compared to a -5.5% return for the Blended Index. Contributors to Fund results included Berkshire Hathaway Class B (+10%), Vulcan Materials (+25%) and Omnicare (+10%). Berkshire’s value in particular continues to grow as Warren Buffett opportunistically deploys the company’s war chest of cash at attractive returns. Significant detractors from Fund results included Dell (-25%), Telephone & Data Systems (-18%) and Liberty Media – Interactive (-13%). Dell reported disappointing second quarter results due largely to short-term operational miscues in Europe. While Dell’s turnaround is a work-in-process, we think the longer-term margin opportunity and earnings potential remain intact. TDS and Liberty are both impacted by slowing consumer demand in the U.S. Even in a tougher environment these businesses should generate strong free cash flows, and both stocks now trade at extremely wide discounts to our value estimates.

Portfolio activity was heavy during the quarter. We added one stock to the Fund, old favorite Discovery Communications (DISCA: $14). Discovery owns a premier collection of non-fiction cable networks with a deep content library. The crown jewel assets are Discovery, TLC and Animal Planet, representing up to three-fourths of the company’s global value. These core networks are terrific businesses with strong barriers to entry, high domestic cash flow margins and limited capital investment needs. The global appeal of non-fiction programming provides well above-average international growth potential. We expect overseas margins to improve as the earlier-stage markets mature, helping drive double-digit cash flow growth over the next several years. The management team combines operational and capital allocation expertise, lending further qualitative support to our low-to-mid-$20’s value estimate.

We sold a trio of financial stocks (AIG at about $20, Fannie Mae above $14 and Freddie Mac near $11) as concerns mounted about their ability to weather the growing financial turmoil. We also sold USG, Bed Bath & Beyond and Wells Fargo during rallies to focus on cheaper holdings, and we sold TD Ameritrade’s stock when it reached our estimate of value. As planned, Chairman Barry Diller split IAC/InterActiveCorp into five separate companies by spinning off Ticketmaster, HSN, Interval Leisure and Tree.com to shareholders. We sold the Fund’s stakes in InterActiveCorp and Tree, while keeping small positions in Ticketmaster, HSN and Interval.

During September, the fixed-income landscape shifted as the credit crisis reached a boil. We sold all of our remaining nominal Treasury bonds as investors were willing to pay very high prices for safety and peace of mind. We purchased corporate bonds for the first time in several years as yields on Wells Fargo, American Express and USG issues rose to satisfactory levels. At quarter end we also added a modest position in 10-year Treasury Inflation-Protected Securities (TIPS) as a hedge against potential inflationary pressures resulting from recent government policy actions. Finally, we continue to hold a sizeable portfolio of generally defensive, government agency mortgage-backed securities (MBS), which provides attractive coupon income.

The Fund’s resulting asset allocation is 59% common stocks and 41% bonds and short-term securities. This allocation is broadly neutral, reflecting in part the extremely uncertain times. Stock market volatility will continue to drive the Fund’s near-term results. Yet, there are reasons for longer-term optimism. We own a collection of durable companies whose businesses can withstand economic stress and whose stocks are attractively priced. Many bonds are now being priced to better reflect their risks, providing more buying opportunities. As a result, the bond portion of the portfolio increasingly has the potential to generate solid returns as well. Thank you for your continued trust in our Firm.

	Total Returns*			Average Annual Total Returns*

	3 Mos.	9 Mos.	1 Year	2 Year	3 Year	5 Year	Since Inception

Balanced Fund	-2.2%	-13.2%	-16.6%	-6.2%	-1.2%	2.1%	2.1%
Blended Index†#	-5.5	-11.5	-11.9	-1.1	1.7	4.4	4.4
S&P 500#	-8.4	-19.3	-22.0	-4.7	0.2	5.2	5.2
Lehman Brothers Intermediate U.S. Government/Credit Index#	-1.2	0.2	3.1	4.3	4.0	3.2	3.2

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.13% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends.

†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

#	Index performance is hypothetical and is for illustrative purposes only.

PORTFOLIO PROFILE — BALANCED FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	4.6%
Telephone & Data Systems	2.9
Liberty Media - Interactive	2.9
WellPoint	2.6
Liberty Global	2.5
Martin Marietta	2.5
Microsoft	2.4
Coinstar	2.4
American Express	2.2
Mohawk Industries	2.0

27.0%

Industry Sectors*

Consumer Discretionary	21.1%
Financials	10.6
Health Care	8.4
Materials	5.9
Information Technology	5.7
Telecommunication Services	2.9
Industrials	2.3
Consumer Staples	2.1

Total Common Stocks	59.0%

Mortgage-Backed Securities	18.9%
Short-Term Securities/Other	6.0
U.S. Treasury and Government Agency	6.0
Mortgage Pass-Through Securities	5.2
Corporate Bonds	4.3
Taxable Municipal Bonds	0.4
Convertible Preferred Stocks	0.2

Total Bonds & Short-Term Securities	41.0%

* As of September 30, 2008

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2008

Positive (000’s)

Berkshire Hathaway	$272
Vulcan Materials	259
Omnicare	205
TD Ameritrade	196
Wells Fargo	185

$1,117

Negative (000’s)

Dell	$(432)
IAC/InterActiveCorp#	(431)
Telephone & Data Systems	(376)
Liberty Media - Interactive	(278)
CBRE Realty	(262)
Other (net)	(796)

$(2,575)

Net Portfolio Losses	$(1,458)

#	For presentation purposes, IAC/InterActiveCorp, HSN, Interval Leisure Group, Ticketmaster and Tree.com have been combined due to a spin-off during the quarter.

BALANCED FUND

Schedule of Investments in Securities September 30, 2008 (Unaudited)

	Shares	Value

COMMON STOCKS — 59.0%

Consumer Discretionary — 21.1%

Broadcasting & Cable TV — 7.3%
Liberty Global, Inc. - Series C*	60,000	$1,685,400
Comcast Corp. - CL A	60,000	1,177,800
Liberty Media Corp. - Entertainment - Series A*	43,000	1,073,710
Discovery Communications, Inc.*	50,000	712,500
Liberty Media Corp. - Capital - Series A*	21,000	280,980

		4,930,390

Retailing — 6.4%
Liberty Media Corp. - Interactive - Series A*	150,000	1,936,500
Cabela’s, Inc. - CL A*	99,600	1,203,168
Lowe’s Companies, Inc.	32,000	758,080
Ticketmaster*	30,000	321,900
HSN, Inc.*	13,000	143,130

		4,362,778
Media — 2.8%
The Washington Post Co. - CL B	2,000	1,113,520
News Corp. - CL A	65,000	779,350

		1,892,870
Consumer Services — 2.6%
Coinstar, Inc.*	50,000	1,600,000
Interval Leisure Group, Inc.*	13,000	135,200

		1,735,200
Consumer Durables & Apparel — 2.0%
Mohawk Industries, Inc.*	20,000	1,347,800

		14,269,038

Financials — 10.6%

Insurance — 5.8%
Berkshire Hathaway, Inc. - CL B*	710	3,120,450
Willis Group Holdings Ltd.	25,000	806,500

		3,926,950
Mortgage REIT’s — 2.6%
Redwood Trust, Inc.	52,600	1,142,998
Newcastle Investment Corp.	62,868	399,212
CBRE Realty Finance, Inc.	128,400	173,340

		1,715,550

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Diversified Financials — 2.2%
American Express Co.	42,000	$1,488,060

		7,130,560

Health Care — 8.4%

Managed Health Care — 4.3%
WellPoint, Inc.*	37,000	1,730,490
UnitedHealth Group, Inc.	45,000	1,142,550

		2,873,040
Health Care Equipment & Services — 4.1%
Laboratory Corporation of America Holdings*	15,000	1,042,500
Omnicare, Inc.	35,000	1,006,950
Cardinal Health, Inc.	15,000	739,200

		2,788,650

		5,661,690
Materials — 5.9%

Materials — 5.9%
Martin Marietta Materials, Inc.	15,000	1,679,700
Eagle Materials, Inc.	40,000	894,800
Vulcan Materials Co.	11,000	819,500
Cemex, S.A.B. de C. V. - Sponsored ADR	35,000	602,700

		3,996,700

Information Technology — 5.7%

Software & Services — 3.7%
Microsoft Corp.	60,000	1,601,400
ACI Worldwide, Inc.*	50,000	876,000

		2,477,400
Technology Hardware & Equipment — 2.0%
Dell, Inc.*	80,000	1,318,400

		3,795,800

Telecommunication Services — 2.9%

Telecommunication Services — 2.9%
Telephone and Data Systems, Inc. - Special	55,000	1,974,500

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Industrials — 2.3%

Transportation — 1.6%
United Parcel Service, Inc.	17,000	$1,069,130

Industrial Conglomerates — 0.7%
Tyco International Ltd.	13,000	455,260

		1,524,390

Consumer Staples — 2.1%

Hypermarkets & Super Centers — 1.1%
Wal-Mart Stores, Inc.	12,000	718,680

Food Beverage & Tobacco — 1.0%
Diageo PLC - Sponsored ADR	10,000	688,600

		1,407,280

Total Common Stocks (Cost $47,632,587)		39,759,958

CONVERTIBLE PREFERRED STOCKS — 0.2%

Six Flags, Inc. 7.25% 8/15/09 (Cost $698,995)	30,000	167,700

CORPORATE BONDS — 4.3%

The Washington Post Co. 5.5% 2/15/09	$755,000	759,041
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	304,850
Wells Fargo & Co. 4.375% 1/31/13	750,000	690,080
American Express Credit Corp. 7.3% 8/20/13	500,000	482,748
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	81,250
USG Corp. 6.3% 11/15/16	800,000	608,000

Total Corporate Bonds (Cost $3,150,555)		2,925,969

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

MORTGAGE-BACKED SECURITIES — 18.9%(b)

Federal Home Loan Mortgage Corporation — 9.3%

2665 CL WY — 4.5% 2027 (1.0 years)	$750,000	$750,429
3028 CL MB — 5.0% 2026 (1.1 years)	400,191	402,631
2548 CL HB — 4.5% 2010 (1.2 years)	750,000	752,007
2831 CL AB — 5.0% 2018 (2.5 years)	296,016	298,589
2975 CL OD — 5.5% 2027 (2.6 years)	800,000	817,161
2926 CL AB — 5.0% 2019 (2.7 years)	701,899	706,111
2542 CL LD — 5.0% 2022 (2.9 years)	931,898	934,771
2627 CL LE — 3.0% 2017 (2.9 years)	793,238	762,282
3209 CL TU — 5.0% 2017 (4.8 years)	849,953	847,794

		6,271,775

Federal National Mortgage Association — 7.9%

2003-87 CL JA — 4.25% 2033 (0.2 years)	14,447	14,431
2003-87 CL TG — 4.5% 2014 (1.0 years)	460,000	461,385
2003-113 CL PC — 4.0% 2015 (1.1 years)	1,000,000	998,693
2003-4 CL PD — 5.0% 2016 (1.7 years)	800,000	806,863
2002-55 CL VA — 5.5% 2013 (1.9 years)	238,877	243,755
2005-59 CL PB — 5.5% 2028 (2.7 years)	650,000	662,064
2003-83 CL VA — 5.5% 2014 (2.9 years)	271,764	277,176
2006-78 CL AV — 6.5% 2017 (3.0 years)	636,844	661,448
2002-91 CL QG — 5.0% 2018 (4.8 years)	750,000	740,160
2003-9 CL DB — 5.0% 2018 (5.8 years)	500,000	492,575

		5,358,550

Other — 1.7%
CDMC 2003-7P CL A4 — 3.37% 2017 (Adjustable Rate) (3.9 years)(c)	854,519	801,213
Chase 2004-S1 CL A6 — 4.5% 2019 (4.2 years)	330,454	314,227

		1,115,440

Total Mortgage-Backed Securities (Cost $12,601,221)		12,745,765

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

MORTGAGE PASS-THROUGH SECURITIES — 5.2%(b)

Federal National Mortgage Association — 3.5%

888439 — 5.5% 2022 (3.8 years)	$746,897	$754,140
888595 — 5.0% 2022 (4.4 years)	576,161	573,285
357985 — 4.5% 2020 (4.4 years)	1,060,294	1,038,406

		2,365,831

Federal Home Loan Mortgage Corporation — 1.7%

G11773 — 5.0% 2020 (4.0 years)	776,001	774,702
18190 — 5.5% 2022 (4.1 years)	393,076	396,067

		1,170,769

Total Mortgage Pass-Through Securities (Cost $3,489,924)		3,536,600

TAXABLE MUNICIPAL BONDS — 0.4%

University of California 4.85% 5/15/13 (Cost $298,158)	300,000	303,570

U.S. TREASURY AND GOVERNMENT AGENCY — 6.0%

U.S. Treasury — 3.5%

U.S. Treasury Inflation-Indexed Note 1.375% 7/15/18	2,550,125	2,356,277

Government Agency — 2.5%

Freddie Mac 4.0% 4/28/09	240,000	240,841
Federal Home Loan Banks 4.16% 12/08/09	400,000	404,523
Federal Home Loan Banks 5.2% 5/21/12	1,000,000	1,014,250

		1,659,614

Total U.S. Treasury and Government Agency (Cost $3,981,309)		4,015,891

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

SHORT-TERM SECURITIES — 9.3%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 1.8% (Cost $6,309,312)(a)	6,309,312	$6,309,312

Total Investments in Securities (Cost $78,162,061)		69,764,765
Other Liabilities in Excess of Other Assets — (3.3%)		(2,212,438)

Net Assets — 100%		$67,552,327

Net Asset Value Per Share		$9.35

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at September 30, 2008.

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

The accompanying notes form an integral part of these financial statements.

(This page has been left blank intentionally.)

MANAGEMENT DISCUSSION & ANALYSIS — NEBRASKA TAX-FREE INCOME FUND

The Nebraska Tax-Free Income Fund returned -1.5% in the quarter, compared to +0.7% return for the Lehman Brother’s 5-Year Municipal Bond Index.

A credit crisis that began a little over a year ago in the subprime mortgage market broadened significantly in the third quarter as a chain reaction of events seemed to take on a life of its own. The collapse of Lehman Brothers and Washington Mutual; the distressed sales of Merrill Lynch and Wachovia; and the takeover of Fannie Mae and Freddie Mac by the government are but a few of the events that caused investors to shun almost any credit risk in the quarter. The divergence of returns was as dramatic as it was historic. U.S. Treasury yields fell (prices rose) as investors sought the perceived safety of government bonds. Corporate bonds experienced one of the worst quarters on record as yield spreads (the extra return above Treasuries investors demand as compensation for the incremental risk assumed) widened significantly.

In the municipal bond marketplace, forced selling, credit fears, investor confusion, illiquidity and a supply overhang have pushed tax-free yields to record highs as a percentage of taxable yields. In an apparent defiance of financial gravity, municipal bond yields meaningfully exceed their U.S. Treasury counterparts across the entire yield curve, despite the predominantly tax-free nature of municipal bond interest income, at least from Federal income tax. Longer-term municipal bond yields, for instance, were in excess of 120% of comparable Treasuries at quarter end, and this ratio has climbed meaningfully higher as of this writing. While it does seem plausible that U.S. Treasury bond yields are abnormally low given their seemingly safe haven status, we believe a large portion of the municipal bond market appears undervalued by a wide margin.

Our Fund performance was impacted by the forces mentioned above. Principal detractors to the Fund’s performance were our investments in longer-term municipal bonds, where yields rose (prices fell) the most as a result of the market turmoil. Our Fund has approximately one-third of its net assets in longer-term municipal bonds (those maturing 10 years or longer), whereas, our benchmark does not. The asset quality of our portfolio remains high, with a weighted average credit score, or rating, of AA. As a result, we believe these recent price declines should be recovered at maturity, if not before.

The average duration of our Fund increased to 4.8 years from 3.8 years at June 30th and the average maturity also increased to 8.0 from 7.7. Our current cash and other shorter-term investments position our Fund well to take advantage of the many varied opportunities currently present in the municipal bond market. We look forward to reporting on our progress in the fourth quarter and thank you for your continued support and trust in our Firm.

	Total Return*	Average Annual Total Returns*

	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Nebraska Tax-Free Income Fund**	0.3%	2.1%	2.5%	3.7%	4.3%	5.0%
Lehman Brothers 5-Year Municipal Bond Index#	3.7	3.5	2.8	4.2	4.6	5.6

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.80% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends and/or income.

**

Performance of the Nebraska Tax-Free Income Fund (the “Fund”) is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

PORTFOLIO PROFILE — NEBRASKA TAX-FREE INCOME FUND

(Unaudited)

State Breakdown

Nebraska	84.3%
Illinois	3.9
Commonwealth of Puerto Rico	1.8
Washington	1.8
Texas	1.5
Missouri	1.4
Alaska	0.9
Minnesota	0.1
Short-Term Securities/Other	4.3

100.0%

Sector Breakdown

Power	20.9%
Hospital	16.9
Higher Education	14.1
Water/Sewer	10.2
General	6.9
Housing	1.8

Total Revenue	70.8

City/Subdivision	7.9
State/Commonwealth	4.6
School District	4.5
County	1.8

Total General Obligation	18.8

Escrow/Pre-Refunded	6.1
Short-Term Securities/Other	4.3

100.0%

Financial Attributes

Average Maturity	8.0 years
Average Duration	4.8 years
Average Rating	AA
30-Day SEC Yield at 9-30-08	3.5%
Income from municipals exempt from federal and Nebraska income taxes	Over 80%
Income subject to alternative minimum tax	Less than 5%

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities
September 30, 2008
(Unaudited)

	Principal amount	Value

MUNICIPAL BONDS — 95.7%

Alaska — 0.9%
University of Alaska, University Revenue, Series J, FSA Insured,
5.0%, 10/01/17	$500,000	$500,660

Illinois — 3.9%
Cook County, General Obligation, Refunding, Series A, 5.0%, 11/15/16	1,000,000	1,009,390
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity, 6.75%, 4/15/12	155,000	164,395
Illinois State, General Obligation, FGIC Insured, 5.0%, 3/01/19	500,000	502,240
Illinois State, Sales Tax Revenue, Series Z, 5.0%, 6/15/19	500,000	504,370

		2,180,395
Minnesota — 0.1%
Minnesota State Housing Financial Agency, Single Family Mortgage,
Series D, 6.0%, 1/01/16	40,000	40,043

Missouri — 1.4%
Joplin, Industrial Development Authority, Revenue, Series A,
Catholic Health Initiatives, 5.125%, 12/01/15	750,000	750,075

Nebraska — 84.3%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	234,660
4.4%, 12/15/17	250,000	232,580
5.3%, 12/15/18	700,000	682,871
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series A, 4.5%, 6/15/12	500,000	491,765
Series B, 4.65%, 6/15/12	500,000	502,930
Douglas County, Educational Facility Revenue, Series A, Creighton
University Project, FGIC Insured, 3.5%, 9/01/12	255,000	250,555
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health — Immanuel, AMBAC Insured, 5.125%, 9/01/17	250,000	252,717
Quality Living Inc. Project, 4.7%, 10/01/17	255,000	223,926
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, 4.75%, 9/01/28	500,000	437,585
Children’s Hospital Obligated Group, 5.25%, 8/15/20	1,000,000	959,070
Children’s Hospital Obligated Group, 5.5%, 8/15/21	1,000,000	961,580
Lakeside Village Project, 5.125%, 12/15/22	500,000	482,115
Nebraska Medical Center Project, 5.0%, 11/15/14	380,000	389,439
Nebraska Medical Center Project, 5.0%, 11/15/15	295,000	299,808

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 84.3% (continued)
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System, 5.5%, 11/01/18	$500,000	$489,125
Douglas County, Millard School District #17, Refunding,
FSA Insured, 4.0%, 11/15/13	500,000	511,305
MBIA Insured, 4.3%, 11/15/14	500,000	503,260
4.75%, 6/15/17	490,000	490,044
Douglas County, Ralston Public School District #54, FSA Insured,
5.125%, 12/15/21	500,000	502,155
5.2%, 12/15/26	500,000	493,590
Douglas County, Sanitary & Improvement District #206,
Eldorado/Farmington, 5.75%, 12/01/14	195,000	195,086
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s
Henry Doorly Zoo Project,
4.2%, 9/01/16	600,000	577,758
4.75%, 9/01/17	200,000	196,754
Gage County, Hospital Authority #1, Revenue, Beatrice Community
Hospital & Health Project, 5.35%, 5/01/19	500,000	436,115
Grand Island, Electric Revenue, MBIA Insured,
5.0%, 8/15/14	500,000	513,365
5.125%, 8/15/16	500,000	513,495
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC
Insured, 4.1%, 9/01/14	480,000	469,056
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured,
3.3%, 4/01/13	870,000	866,215
3.45%, 4/01/14	650,000	644,852
Hastings, Electric System Revenue, Refunding, FSA Insured, 5.0%, 1/01/19	750,000	756,300
Lancaster County, Hospital Authority #1, Revenue, Refunding, Bryan
LGH Medical Center,
4.0%, 6/01/10	380,000	382,998
Series A, 5.0%, 6/01/16	500,000	497,985
Series A, 5.0%, 6/01/17	500,000	491,415
Series B-2, LOC — U.S. Bank, 8.25%, 6/01/31 (Variable Rate
Demand Note)	250,000	250,000
Lincoln, Airport Authority Revenue, Refunding, 5.2%, 7/01/19	200,000	200,030
Lincoln, Electric System Revenue, Refunding,
5.0%, 9/01/10	500,000	521,390
5.0%, 9/01/18	1,000,000	1,017,620
Lincoln, General Obligation, Highway Allocation Fund, 4.0%, 5/15/23	1,000,000	872,420
Lincoln, Parking Revenue, Refunding, Series A, 5.375%, 8/15/14	250,000	254,667
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured, 5.0%, 6/15/16	885,000	905,983
Lincoln, Water Revenue, 5.0%, 8/15/22	800,000	792,064

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 84.3% (continued)
NEBHELP, Inc., Revenue, Series A-5A, AMT, 6.2%, 6/01/13	$365,000	$370,150
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project, 5.05%, 12/01/23	500,000	447,205
Nebraska Wesleyan University Project, Radian Insured,
5.15%, 4/01/22	1,000,000	882,330
Nebraska Educational Telecommunications Commission,
Revenue, DTV Project, 6.0%, 2/01/10	455,000	468,614
Nebraska Investment Financial Authority, Revenue, Series A,
Drinking Water State Revolving Fund, 5.15%, 1/01/16	200,000	200,224
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.0%, 11/15/14	250,000	247,882
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.45%, 11/15/17	455,000	443,648
Nebraska Investment Financial Authority, Single Family
Housing Revenue, Series C, AMT
4.05%, 3/01/12	285,000	281,412
4.05%, 9/01/12	340,000	334,788
4.125%, 3/01/13	375,000	365,625
Nebraska Public Power District, Revenue,
Series A, 5.0%, 1/01/17, Pre-Refunded 1/01/09 @ 101	1,000,000	1,016,500
Series A, 5.125%, 1/01/18, Pre-Refunded 1/01/09 @ 101	425,000	432,144
Series B, 5.0%, 1/01/21	1,000,000	990,890
Nebraska State Colleges Facility Corp., Deferred Maintenance
Revenue, MBIA Insured,
4.25%, 7/15/15	405,000	406,709
5.0%, 7/15/16	200,000	208,528
4.0%, 7/15/17	200,000	192,400
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project, 5.25%, 1/01/19	750,000	765,442
Omaha, Douglas County, General Obligation, Public Building
Commission, 5.1%, 5/01/20	750,000	755,377
Omaha, General Obligation, Refunding,
3.75%, 6/01/14	1,000,000	1,009,490
4.5%, 12/15/17, Pre-Refunded 12/15/08 @ 102	250,000	255,833
Omaha, Public Facilities Corp., Lease Revenue, Series C,
Rosenblatt Stadium Project,
3.9%, 10/15/17	235,000	228,789
3.95%, 10/15/18	240,000	230,006

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 84.3% (continued)
Omaha Public Power District, Electric Revenue,
Series A, 4.3%, 2/01/12, Pre-Refunded 2/01/10 @ 100	$500,000	$511,890
Series A, 5.0%, 2/01/17, Pre-Refunded 2/01/10 @ 100	400,000	413,168
Series A, Escrowed to Maturity, 7.625%, 2/01/12	410,000	442,747
Series A, 4.25%, 2/01/18	900,000	874,593
Series A, 4.1%, 2/01/19	1,000,000	933,590
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	866,640
Series C, 5.5%, 2/01/14	280,000	299,947
Omaha, Sanitary Sewer Revenue, MBIA Insured,
4.0%, 11/15/12	520,000	533,671
4.0%, 11/15/14	250,000	254,068
Papillion, General Obligation, Bond Anticipation Notes,
Series A, 3.7%, 6/01/09	700,000	700,574
Papillion, Water Revenue System, Bond Anticipation Notes,
Series C, 3.0%, 6/15/11	500,000	500,670
Platte County, Hospital Authority #1, Revenue, Columbus
Community Hospital Project, Radian Insured, 5.9%, 5/01/15	250,000	252,528
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A, AMBAC Insured, 5.0%, 1/01/18	750,000	762,623
Sarpy County, General Obligation, Sanitary & Improvement
District #111, Stoneybrook, 5.9%, 3/15/13	300,000	300,306
Sarpy County, General Obligation, Sanitary & Improvement
District #112, Leawood Oaks III, 6.2%, 2/15/14	105,000	105,122
Scottsbluff County, Hospital Authority #1, Revenue, Regional
West Medical Center, 6.375%, 12/15/08	40,000	40,096
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured, 4.625%, 9/15/21	1,000,000	947,070
Bond Anticipation Notes, 4.0%, 12/15/08	2,000,000	2,000,580
University of Nebraska, Facilities Corp., Lease Rental Revenue,
UNMC Sorell Center Project, 4.0%, 4/15/11	1,000,000	1,026,980
University of Nebraska, University Revenue,
Lincoln Student Fees and Facilities, 4.6%, 7/01/17	570,000	572,588
Omaha Health & Recreation Project, 4.05%, 5/15/19	390,000	366,499
Omaha Health & Recreation Project, 5.0%, 5/15/33	700,000	648,606
Omaha Student Facilities Project, 4.5%, 5/15/16	565,000	570,718
Omaha Student Facilities Project, 5.0%, 5/15/27	800,000	751,920
Refunding, Lincoln Parking Project, 4.0%, 6/01/17	1,070,000	1,049,574

		47,007,402

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Puerto Rico — 1.8%
Commonwealth,
General Obligation, Refunding, FGIC Insured, 5.5%, 7/01/11	$990,000	$1,022,561

Texas — 1.5%
San Antonio, Electric & Gas Revenue, Series A
5.0%, 2/01/18	325,000	326,771
5.0%, 2/01/18, Pre-Refunded 2/01/09 @ 101	175,000	178,295
5.25%, 2/01/14	320,000	325,277

		830,343
Washington — 1.8%
Washington State, General Obligation, Variable Purpose,
Series B, 5.0%, 1/01/19	1,000,000	1,001,510

Total Municipal Bonds (Cost $54,424,904)		53,332,989

SHORT-TERM SECURITIES — 3.2%

Wells Fargo National Advantage Tax-Free Money Market Fund –
Institutional Class 5.7%(a) (Cost $1,768,208)	1,768,208	1,768,208

Total Investments in Securities (Cost $56,193,112)		55,101,197
Other Assets Less Other Liabilities — 1.1%		636,698

Net Assets — 100.0%		$55,737,895

Net Asset Value Per Share		$9.64

(a)	Rate presented represents the annualized 7-day yield at September 30, 2008.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

The accompanying notes form an integral part of these financial statements.

(This page has been left blank intentionally.)

MANAGEMENT DISCUSSION & ANALYSIS — SHORT-INTERMEDIATE INCOME FUND

The Short-Intermediate Income Fund returned -1.1% in the third quarter, compared to a -1.2% return for the Lehman Intermediate U.S. Government/Credit Index, our Fund’s primary benchmark.

A credit crisis that began a little over a year ago in the subprime mortgage market broadened significantly in the third quarter as a chain reaction of events seemed to take on a life of its own. The collapse of Lehman Brothers and Washington Mutual; the distressed sales of Merrill Lynch and Wachovia; and the takeover of Fannie Mae and Freddie Mac by the government are but a few of the events that caused investors to shun almost any credit risk in the quarter. The divergence of returns was as dramatic as it was historic. U.S. Treasury yields fell (prices rose) as investors sought the perceived safety of government bonds. Corporate bonds, however, experienced one of the worst quarters on record as yield spreads (the extra return above Treasuries investors demand as compensation for the incremental risk assumed) widened significantly. A broad index of investment grade corporate bonds composed by Merrill Lynch declined approximately 7.5% in the third quarter and is down more than 8% year to date as credit spreads have widened from less than 1.5% a year ago to over 5% as of this writing.

Our Fund performed well in this challenging environment, declining modestly in the quarter. Primary contributors to Fund performance included our sizable investment (~55% of Fund net assets) in high-quality Mortgage-Backed Securities (MBS). A significant portion of our MBS investments are those issued by Fannie Mae and Freddie Mac as their already steady cash flows were enhanced by the government’s decision to place them under conservatorship. Our investments in the senior debt of Freddie Mac and Fannie Mae (~9% of Fund net assets) also benefited from the government action and added to returns in the quarter. One other notable area of strength was the Fund’s investments in taxable municipal bonds, particularly those insured by Berkshire Hathaway.

Recent events in the credit markets have reinforced the decision made over a year ago to reduce the Fund’s exposure to credit sensitive investments (e.g. corporate bonds). In hindsight, however, even our small exposure was too high. The principal detractor to performance in the quarter was our small preferred stock investment in Freddie Mac and Fannie Mae. These investments were sold after the government takeover, resulting in a loss. A belief that both companies had sufficient capital to continue to operate independently proved moot as a crisis of confidence forced the government to act. By placing both companies in conservatorship, the prospects of recovery for both common and preferred shareholders have been severely limited. We believe any price declines on most of our other remaining credit-sensitive investments, such as USG Corporation, will be recovered at maturity, if not before.

Investment activity was heavy in the third quarter as nearly $22 million of qualifying investments were identified. The largest area of focus continued to be older issue (i.e. 2 to 5 years seasoned) government agency MBS, principally backed by 15-year mortgages. Agency MBS continue to provide attractive coupon income and spread to U.S. Treasuries, particularly in light of the government’s takeover which boosted the credit quality of these senior securities.

We also began to take advantage of higher absolute and risk-adjusted opportunities in corporate bonds. The re-pricing of credit risk via wider spreads (lower prices) has resulted in a more favorable investment environment. We added American Express, Wells Fargo and Berkshire Hathaway 5-year bonds in the quarter at favorable spreads (yields) over Treasuries. At quarter end we also added a modest position in 10-year Treasury Inflation-Protected Securities (TIPS) as a hedge against potential inflationary pressures resulting from recent government policy actions.

We remain well positioned to continue taking advantage of the attractive opportunities available in the marketplace and look forward to reporting on our progress in the fourth quarter. Thank you for your continued support and trust in our Firm.

	Total Return*	Average Annual Total Returns*

	1 Year	3 Year	5 Year	10 Year	15 Year

Short-Intermediate Income Fund	2.8%	3.7%	3.3%	4.4%	5.1%
Lehman Brothers Intermediate U.S. Government/Credit Index#	3.1	4.0	3.2	5.0	5.5
Lehman Brothers 1-5 Year U.S. Government/Credit Index#	4.0	4.5	3.2	4.8	5.3
Lehman Brothers 1-3 Year U.S. Government/Credit Index#	4.4	4.7	3.3	4.6	5.1

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.71% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends.

#	Index performance is hypothetical and is for illustrative purposes only.

PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND

(Unaudited)

Credit Quality Ratings

U.S. Treasury	2.3%
U.S. Government Agency Mortgage Related Securities	49.1
Aaa/AAA	18.0
Aa/AA	4.0
A/A	3.9
Ba/BB	0.8
B/B, below, and non-rated	4.8
Short-Term Securities/Other	17.1

100.0%

Sector Breakdown

Mortgage-Backed Securities	46.2%
Short-Term Securities/Other	17.1
Corporate Bonds	10.2
Government Agency	8.9
Mortgage Pass-Through Securities	8.5
Taxable Municipal Bonds	5.9
U.S. Treasury	2.3
Common Stocks	0.8
Convertible Preferred Stocks	0.1

100.0%

Financial Attributes

Average Maturity	3.1 years
Average Duration	2.1 years
Average Coupon	4.4%
Average Rating	AA +
30-Day SEC Yield at 9-30-08	3.8%

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities September 30, 2008 (Unaudited)

	Principal amount	Value

CORPORATE BONDS — 10.2%

Liberty Media Corp. 7.875% 7/15/09	$500,000	$504,052
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	381,063
American Express Centurion Bank 5.55% 10/17/12	2,000,000	1,849,020
Wells Fargo & Co. 4.375% 1/31/13	4,000,000	3,680,428
Berkshire Hathaway Finance Corp. 4.6% 5/15/13	3,000,000	2,952,801
American Express Credit Corp. 7.3% 8/20/13	2,200,000	2,124,089
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	975,363
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	243,750
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,463,688
USG Corp. 6.3% 11/15/16	1,000,000	760,000

Total Corporate Bonds (Cost $15,859,728)		14,934,254

MORTGAGE-BACKED SECURITIES — 46.2%(b)

Federal Home Loan Mortgage Corporation — 24.0%

3125 CL A — 5.125% 2013 (0.2 years)	215,445	215,585
2878 CL TB — 5.5% 2024 (0.5 years)	1,340,708	1,347,911
2665 CL WY — 4.5% 2027 (1.0 years)	4,000,000	4,002,287
2692 CL QT — 4.5% 2018 (1.1 years)	2,000,000	2,005,986
2765 CL JN — 4.0% 2019 (1.2 years)	1,341,483	1,338,484
2548 CL HB — 4.5% 2010 (1.2 years)	4,250,000	4,261,374
2743 CL HC — 4.5% 2015 (1.4 years)	3,000,000	3,012,053
2921 CL A — 5.5% 2018 (1.5 years)	1,698,512	1,728,789
R009 CL AJ — 5.75% 2018 (2.4 years)	1,790,003	1,818,554
3200 CL AD — 5.5% 2029 (2.5 years)	3,403,235	3,455,734
2831 CL AB — 5.0% 2018 (2.5 years)	1,184,065	1,194,354
2975 CL OD — 5.5% 2027 (2.6 years)	2,700,000	2,757,919
2999 CL NB — 4.5% 2017 (2.8 years)	4,000,000	3,990,505
2627 CL LE — 3.0% 2017 (2.9 years)	1,388,166	1,333,993
R011 CL AB — 5.5% 2020 (3.7 years)	2,465,568	2,482,803

		34,946,331

Federal National Mortgage Association — 16.6%

2003-87 CL JA — 4.25% 2033 (0.2 years)	60,965	60,898
2003-81 CL NX — 3.5% 2013 (0.3 years)	324,752	324,359
2002-74 CL TC — 5.0% 2015 (0.3 years)	121,529	121,771

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal National Mortgage Association — 16.6% (continued)

2003-87 CL TE — 4.0% 2013 (0.3 years)	$607,085	$607,570
2003-20 CL QC — 5.0% 2027 (1.0 years)	619,957	621,927
2003-113 CL PC — 4.0% 2015 (1.1 years)	1,010,000	1,008,680
2002-74 CL TD — 5.0% 2015 (1.2 years)	4,000,000	4,028,193
2004-81 CL KC — 4.5% 2017 (1.8 years)	3,000,000	3,011,524
2005-59 CL PB — 5.5% 2028 (2.7 years)	2,000,000	2,037,121
2003-43 CL EX — 4.5% 2017 (2.7 years)	726,904	722,694
2003-92 CL PD — 4.5% 2017 (2.9 years)	2,500,000	2,488,619
2003-39 CL LC — 5.0% 2022 (2.9 years)	1,083,485	1,083,154
2003-16 CL PD — 5.0% 2016 (3.0 years)	1,000,000	1,007,512
2006-78 CL AV — 6.5% 2017 (3.0 years)	2,014,127	2,091,940
2003-27 CL DW — 4.5% 2017 (3.3 years)	1,000,000	989,639
2003-9 CL DB — 5.0% 2018 (5.8 years)	1,000,000	985,150
2003-24 CL BC — 5.0% 2018 (6.1 years)	3,000,000	2,953,420

		24,144,171

Other — 5.6%

CMSI 2003-11 CL 2A1 — 5.5% 2033 (2.8 years)	1,405,908	1,395,083
WAMU 2003-S7 CL A1 — 4.5% 2018 (3.7 years)	1,084,366	1,025,328
GNR 2004-80 CL GC — 5.0% 2031 (3.7 years)	3,000,000	2,997,285
CDMC 2003-7P CL A4 — 3.37% 2017 (Adjustable Rate) (3.9 years)(c)	2,563,557	2,403,641
Chase 2004-S1 CL A6 — 4.5% 2019 (4.2 years)	407,586	387,571

		8,208,908

Total Mortgage-Backed Securities (Cost $66,783,386)		67,299,410

MORTGAGE PASS-THROUGH SECURITIES — 8.5%(b)

Federal National Mortgage Association — 7.7%

254863 — 4.0% 2013 (1.9 years)	465,826	460,707
255291 — 4.5% 2014 (2.3 years)	628,644	626,620
256982 — 6.0% 2017 (2.4 years)	1,238,568	1,265,089
251787 — 6.5% 2018 (3.3 years)	32,770	34,000
254907 — 5.0% 2018 (3.7 years)	1,172,025	1,176,065
888439 — 5.5% 2022 (3.8 years)	2,987,590	3,016,559
888595 — 5.0% 2022 (4.4 years)	3,292,350	3,275,918
357985 — 4.5% 2020 (4.4 years)	1,413,726	1,384,541

		11,239,499

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal Home Loan Mortgage Corporation — 0.8%

1386 — 5.0% 2018 (3.5 years)	$375,970	$377,507
18190 — 5.5% 2022 (4.1 years)	786,152	792,134

		1,169,641

Total Mortgage Pass-Through Securities (Cost $12,371,033)		12,409,140

TAXABLE MUNICIPAL BONDS — 5.9%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,149,222
Stratford, Connecticut 6.55% 2/15/13	500,000	520,370
University of California 4.85% 5/15/13	990,000	1,001,781
Nebraska Public Power District 5.14% 1/01/14	1,000,000	975,270
Los Angeles, CA Cmty Dev 6.0% 9/01/14	2,275,000	2,379,422
Los Angeles, CA Cmty Dev 6.0% 9/01/15	1,220,000	1,271,679
Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,289,530

Total Taxable Municipal Bonds (Cost $8,555,625)		8,587,274

U.S. TREASURY AND GOVERNMENT AGENCY — 11.2%

U.S. Treasury — 2.3%

U.S. Treasury Inflation-Indexed Note 1.375% 7/15/18	3,570,175	3,298,788

Government Agency — 8.9%

Freddie Mac 4.0% 4/28/09	240,000	240,841
Freddie Mac 3.25% 7/09/09	1,000,000	999,193
Federal Home Loan Banks 4.16% 12/08/09	1,500,000	1,516,962
Fannie Mae 4.125% 4/28/10	2,000,000	2,025,552
Freddie Mac 4.125% 6/16/10	1,000,000	1,014,456
Freddie Mac 5.5% 9/15/11	1,000,000	1,058,813
Federal Home Loan Banks 5.2% 5/21/12	1,000,000	1,014,250
Fannie Mae 4.375% 7/17/13	2,000,000	2,031,606
Freddie Mac 5.0% 11/13/14	3,000,000	3,096,048

		12,997,721

Total U.S. Treasury and Government Agency (Cost $15,962,708)		16,296,509

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Shares	Value

COMMON STOCKS — 0.8%

Redwood Trust, Inc.	44,265	$961,878
Newcastle Investment Corp.	45,000	285,750

Total Common Stocks (Cost $2,614,191)		1,247,628

CONVERTIBLE PREFERRED STOCKS — 0.1%

Six Flags, Inc. 7.25% 8/15/09 (Cost $814,492)	35,000	195,650

SHORT-TERM SECURITIES — 18.7%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 1.8%(a) (Cost $27,240,722)	27,240,722	27,240,722

Total Investments in Securities (Cost $150,201,885)		148,210,587
Other Liabilities in Excess of Other Assets — (1.6%)		(2,383,225)

Net Assets — 100%		$145,827,362

Net Asset Value Per Share		$11.23

(a)	Rate presented represents the annualized 7-day yield at September 30, 2008.

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

The accompanying notes form an integral part of these financial statements.

MANAGEMENT DISCUSSION & ANALYSIS — GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund closed the third quarter with a 7-day effective yield of 2.05%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

The benefits of a 17-year old foundation for our Government Money Market Fund became apparent in the third quarter as the money market industry came under severe pressure. The failure of Lehman Brothers forced a major money fund to “break the buck,” meaning that the fund couldn’t maintain its usual $1 per share net asset value or NAV. Investors reacted by shunning all but the safest U.S. government-backed assets.

When the time came to offer a money market fund “option” for our shareholders 17 years ago, we made a decision to target only those short-term securities that could best achieve a “conservative” investment mandate. “Peace of mind” was stressed at the expense of assuming more investment risk in the hopes of marginally better returns. The outcome of these key decisions was, as disclosed in the Fund’s prospectus, to invest substantially all of our Fund’s assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities. Largely thanks to our Fund’s strong foundation, our investment mandate has and will continue to prevent us from owning accident-prone corporate securities like those issued by Lehman Brothers.

The result now, as then, is that our investment discussion does not (and has not) made for exciting reading. We continue to believe it is the avoidance of “excitement” that leads investors to own money market funds like ours. We only invest in ultra high-quality short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than ninety days. Our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy actions as we reinvest proceeds of maturing bills and notes in these same short-term instruments.

The low level of money market fund yields in today’s environment certainly does not generate a lot of excitement. However, achieving our investment objective (current income consistent with the preservation of capital and maintenance of liquidity) should continue to provide investors “peace of mind.”

Subsequent to quarter end and to enhance our investors “peace of mind” even more, we have decided to have the Government Money Market Fund participate in the U.S. Treasury’s program to support the account values of money market funds. Given the nature of our Fund, we do not anticipate ever needing the Treasury’s coverage but believe it is important to take part in the program and support efforts to bring stability to the credit markets. For further information about the U.S. Treasury’s program and our decision to participate, please visit the “What’s New” section of our website at www.weitzfunds.com.

Thank you for your continued support and trust in our Firm.

GOVERNMENT MONEY MARKET FUND

Schedule of Investments in Securities
September 30, 2008
(Unaudited)

	Principal amount or shares	Value

GOVERNMENT AGENCY — 89.1%†

Federal Farm Credit Banks Discount Note 2.0% 10/09/08	$30,000,000	$29,987,000
Federal Home Loan Banks Discount Note 2.5% 11/10/08	20,000,000	19,946,445
Federal Home Loan Banks Discount Note 2.6% 12/01/08	20,000,000	19,914,600
Fannie Mae Discount Note 2.2% 12/10/08	15,000,000	14,938,458

		84,786,503

SHORT-TERM SECURITIES — 9.0%

Wells Fargo Advantage 100% Treasury Money Market Fund – Service Class 0.9%(a)	8,541,844	8,541,844

Total Investments in Securities (Cost $93,328,347)		93,328,347
Other Assets Less Other Liabilities — 1.9%		1,846,824

Net Assets — 100%		$95,175,171

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at September 30, 2008.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Assets and Liabilities September 30, 2008 (Unaudited)

	Value	Partners Value	Hickory

Assets:
Investments in securities at value:
Unaffiliated issuers*	$1,267,803,958	$923,327,847	$205,520,825
Non-controlled affiliates*	50,118,072	47,295,150	—

	1,317,922,030	970,622,997	205,520,825
Accrued interest and dividends receivable	2,334,780	2,005,363	520,859
Due from broker	—	—	—
Receivable for securities sold	3,188,222	—	—
Receivable for fund shares sold	2,283,247	153,537	2,902

Total assets	1,325,728,279	972,781,897	206,044,586

Liabilities:
Due to adviser	1,689,192	1,160,240	282,582
Options written, at value†	5,782,500	295,000	277,000
Payable for securities purchased	—	3,272,581	—
Payable for fund shares redeemed	3,352,965	2,273,145	201,077
Securities sold short#	—	—	—
Other expenses	—	—	—

Total liabilities	10,824,657	7,000,966	760,659

Net assets applicable to shares outstanding	$1,314,903,622	$965,780,931	$205,283,927

Composition of net assets:
Paid-in capital	$1,484,332,773	$1,053,804,371	$306,175,805
Accumulated undistributed net investment income (loss)	2,059,929	449,498	167,587
Accumulated net realized gain (loss)	(112,943,780)	(83,804,429)	(72,253,838)
Net unrealized appreciation (depreciation) of investments	(58,545,300)	(4,668,509)	(28,805,627)

Total net assets applicable to shares outstanding	$1,314,903,622	$965,780,931	$205,283,927

Net asset value, offering and redemption price per share of shares outstanding	$24.77	$15.73	$27.58

Total shares outstanding	53,077,680	61,384,752	7,443,705

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$1,304,734,752	$921,803,689	$234,391,590
Non-controlled affiliates	68,778,857	53,640,345	—

	$1,373,513,609	$975,444,034	$234,391,590

† Premiums from options written	$2,828,779	$447,528	$342,138

# Proceeds from securities sold short	$—	$—	$—

The accompanying notes form an integral part of these financial statements.

	Partners III	Balanced	Nebraska Tax-Free Income	Short-Intermediate Income	Government Money Market

Assets:
Investments in securities at value:
Unaffiliated issuers*	$217,360,196	$69,764,765	$55,101,197	$148,210,587	$93,328,347
Non-controlled affiliates*	1,852,198	—	—	—	—

	219,212,394	69,764,765	55,101,197	148,210,587	93,328,347
Accrued interest and dividends receivable	498,661	233,197	687,560	906,848	5,410
Due from broker	42,620,178	—	—	—	—
Receivable for securities sold	251,618	—	—	—	—
Receivable for fund shares sold	41,955	1,014	50,000	273,784	1,875,444

Total assets	262,624,806	69,998,976	55,838,757	149,391,219	95,209,201

Liabilities:
Due to adviser	248,953	85,133	50,837	110,980	19,336
Options written, at value†	336,000	—	—	—	—
Payable for securities purchased	1,491,907	2,361,516	—	3,306,123	—
Payable for fund shares redeemed	2,508	—	50,025	146,754	12,500
Securities sold short#	50,645,900	—	—	—	—
Other expenses	1,118	—	—	—	2,194

Total liabilities	52,726,386	2,446,649	100,862	3,563,857	34,030

Net assets applicable to shares outstanding	$209,898,420	$67,552,327	$55,737,895	$145,827,362	$95,175,171

Composition of net assets:
Paid-in capital	$244,525,699	$80,967,946	$56,850,489	$150,008,776	$95,157,015
Accumulated undistributed net investment income (loss)	(266,506)	470,539	49,209	67,688	—
Accumulated net realized gain (loss)	(26,659,054)	(5,488,862)	(69,888)	(2,257,804)	18,156
Net unrealized appreciation (depreciation) of investments	(7,701,719)	(8,397,296)	(1,091,915)	(1,991,298)	—

Total net assets applicable to shares outstanding	$209,898,420	$67,552,327	$55,737,895	$145,827,362	$95,175,171

Net asset value, offering and redemption price per share of shares outstanding	$7.81	$9.35	$9.64	$11.23	$1.00

Total shares outstanding	26,883,524	7,224,532	5,780,520	12,981,219	95,157,015

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$236,407,603	$78,162,061	$56,193,112	$150,201,885	$93,328,347
Non-controlled affiliates	1,926,506	—	—	—	—

	$238,334,109	$78,162,061	$56,193,112	$150,201,885	$93,328,347

† Premiums from options written	$431,644	$—	$—	$—	$—

# Proceeds from securities sold short	$61,970,252	$—	$—	$—	$—

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Operations
Six Months Ended September 30, 2008
(Unaudited)

	Value	Partners Value	Hickory

Investment income:
Dividends:
Unaffiliated issuers*	$6,363,166	$2,689,990	$1,406,448
Non-controlled affiliates	3,500,475	2,961,375	—

	9,863,641	5,651,365	1,406,448
Interest	1,613,946	1,364,512	267,782

Total investment income	11,477,587	7,015,877	1,674,230

Expenses:
Investment advisory fee	7,930,393	5,604,223	1,200,509
Administrative fee	833,776	601,160	160,788
Custodial fees	13,784	9,562	4,867
Dividend expense on securities sold short	—	—	—
Interest expense	—	—	—
Registration fees	27,030	20,688	12,574
Sub-transfer agent fees	193,746	71,036	56,374
Trustees fees	69,262	48,451	10,581
Other expenses	346,218	205,128	60,785

Total expenses	9,414,209	6,560,248	1,506,478
Less expenses reimbursed by investment adviser	—	—	—

Net expenses	9,414,209	6,560,248	1,506,478

Net investment income (loss)	2,063,378	455,629	167,752

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	(112,364,410)	(76,892,342)	(17,310,336)
Non-controlled affiliates	(1,806,365)	(1,679,416)	—
Options written	1,904,979	—	—
Securities sold short	—	—	—

Net realized gain (loss)	(112,265,796)	(78,571,758)	(17,310,336)
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(9,629,592)	5,088,815	(5,804,442)
Non-controlled affiliates	(32,458,891)	(27,210,595)	—
Options written	(3,328,700)	152,528	65,138
Securities sold short	—	—	—

Net unrealized appreciation (depreciation)	(45,417,183)	(21,969,252)	(5,739,304)

Net realized and unrealized gain (loss) on investments	(157,682,979)	(100,541,010)	(23,049,640)

Net increase (decrease) in net assets resulting from operations	$(155,619,601)	$(100,085,381)	$(22,881,888)

* Foreign taxes withheld	$—	$—	$—

The accompanying notes form an integral part of these financial statements.

	Partners III	Balanced	Nebraska Tax-Free Income	Short-Intermediate Income	Government Money Market

Investment income:
Dividends:
Unaffiliated issuers*	$1,404,677	$332,620	$—	$136,151	$—
Non-controlled affiliates	—	—	—	—	—

	1,404,677	332,620	—	136,151	—
Interest	370,967	565,685	1,215,814	2,801,183	964,668

Total investment income	1,775,644	898,305	1,215,814	2,937,334	964,668

Expenses:
Investment advisory fee	1,207,469	295,480	114,851	278,380	193,992
Administrative fee	161,484	67,771	53,381	110,332	87,859
Custodial fees	4,021	3,003	1,120	1,246	2,361
Dividend expense on securities sold short	483,329	—	—	—	—
Interest expense	103,640	—	—	—	—
Registration fees	14,378	12,703	5,520	9,914	14,221
Sub-transfer agent fees	17,527	16,892	12,084	18,737	18,714
Trustees fees	9,722	3,059	2,587	5,621	4,169
Other expenses	37,632	28,557	32,926	48,557	27,698

Total expenses	2,039,202	427,465	222,469	472,787	349,014
Less expenses reimbursed by investment adviser	—	—	(7,123)	—	(300,516)

Net expenses	2,039,202	427,465	215,346	472,787	48,498

Net investment income (loss)	(263,558)	470,840	1,000,468	2,464,547	916,170

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	(12,384,984)	(3,111,691)	—	(2,257,010)	20,847
Non-controlled affiliates	(997)	—	—	—	—
Options written	27,820	—	—	—	—
Securities sold short	40,680	—	—	—	—

Net realized gain (loss)	(12,317,481)	(3,111,691)	—	(2,257,010)	20,847
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(11,044,744)	(2,279,852)	(1,745,599)	(2,641,188)	—
Non-controlled affiliates	(791,759)	—	—	—	—
Options written	95,644	—	—	—	—
Securities sold short	1,997,004	—	—	—	—

Net unrealized appreciation (depreciation)	(9,743,855)	(2,279,852)	(1,745,599)	(2,641,188)	—

Net realized and unrealized gain (loss) on investments	(22,061,336)	(5,391,543)	(1,745,599)	(4,898,198)	20,847

Net increase (decrease) in net assets resulting from operations	$(22,324,894)	$(4,920,703)	$(745,131)	$(2,433,651)	$937,017

* Foreign taxes withheld	$—	$1,649	$—	$—	$—

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Changes in Net Assets

	Value

	Six months ended Sept. 30, 2008 (Unaudited)	Year ended March 31, 2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$2,063,378	$17,815,578
Net realized gain (loss)	(112,265,796)	162,523,780
Net unrealized appreciation (depreciation)	(45,417,183)	(716,219,821)

Net increase (decrease) in net assets resulting from operations	(155,619,601)	(535,880,463)

Distributions to shareholders from:
Net investment income	(11,232,194)	(20,009,956)
Net realized gains	—	(305,750,842)

Total distributions	(11,232,194)	(325,760,798)

Fund share transactions:*
Proceeds from sales	63,048,443	192,361,391
Payments for redemptions	(359,317,974)	(980,592,941)
Reinvestment of distributions	10,196,612	295,919,555

Net increase (decrease) from fund share transactions	(286,072,919)	(492,311,995)

Total increase (decrease) in net assets	(452,924,714)	(1,353,953,256)

Net assets:
Beginning of period	$1,767,828,336	$3,121,781,592

End of period	$1,314,903,622	$1,767,828,336

Undistributed net investment income (loss)	$2,059,929	$11,228,745

*Transactions in fund shares:
Shares issued	2,383,040	5,308,964
Shares redeemed	(13,428,689)	(27,898,307)
Reinvested dividends	395,218	8,441,810

Net increase (decrease) in shares outstanding	(10,650,431)	(14,147,533)

The accompanying notes form an integral part of these financial statements.

	Partners Value		Hickory		Partners III

	Six months ended Sept. 30, 2008 (Unaudited)	Year ended March 31, 2008	Six months ended Sept. 30, 2008 (Unaudited)	Year ended March 31, 2008	Six months ended Sept. 30, 2008 (Unaudited)	Year ended March 31, 2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$455,629	$5,038,938	$167,752	$2,589,978	$(263,558)	$2,599,998
Net realized gain (loss)	(78,571,758)	95,254,549	(17,310,336)	(4,276,762)	(12,317,481)	(6,452,552)
Net unrealized appreciation (depreciation)	(21,969,252)	(450,662,536)	(5,739,304)	(76,328,766)	(9,743,855)	(60,759,274)

Net increase (decrease) in net assets resulting from operations	(100,085,381)	(350,369,049)	(22,881,888)	(78,015,550)	(22,324,894)	(64,611,828)

Distributions to shareholders from:
Net investment income	(1,408,647)	(7,216,957)	(238,946)	(3,116,768)	(330,774)	(2,829,383)
Net realized gains	—	(190,212,819)	—	—	—	(12,357,842)

Total distributions	(1,408,647)	(197,429,776)	(238,946)	(3,116,768)	(330,774)	(15,187,225)

Fund share transactions:*
Proceeds from sales	39,111,606	107,617,239	6,205,787	42,285,183	3,334,758	28,577,638
Payments for redemptions	(193,528,639)	(541,166,682)	(34,658,521)	(93,084,667)	(30,183,980)	(27,804,517)
Reinvestment of distributions	1,247,229	177,955,858	188,495	2,539,287	324,494	14,867,123

Net increase (decrease) from fund share transactions	(153,169,804)	(255,593,585)	(28,264,239)	(48,260,197)	(26,524,728)	15,640,244

Total increase (decrease) in net assets	(254,663,832)	(803,392,410)	(51,385,073)	(129,392,515)	(49,180,396)	(64,158,809)

Net assets:
Beginning of period	$1,220,444,763	$2,023,837,173	$256,669,000	$386,061,515	$259,078,816	$323,237,625

End of period	$965,780,931	$1,220,444,763	$205,283,927	$256,669,000	$209,898,420	$259,078,816

Undistributed net investment income (loss)	$449,498	$1,402,516	$167,587	$238,781	$(266,506)	$327,826

*Transactions in fund shares:
Shares issued	2,321,909	4,889,029	213,760	1,140,840	405,120	2,865,100
Shares redeemed	(11,422,238)	(25,093,961)	(1,183,630)	(2,530,899)	(3,869,859)	(2,681,759)
Reinvested dividends	76,705	8,122,148	6,568	70,604	40,360	1,479,323

Net increase (decrease) in shares outstanding	(9,023,624)	(12,082,784)	(963,302)	(1,319,455)	(3,424,379)	1,662,664

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Changes in Net Assets, Continued

	Balanced

	Six months ended Sept. 30, 2008 (Unaudited)	Year ended March 31, 2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$470,840	$1,748,758
Net realized gain (loss)	(3,111,691)	(679,882)
Net unrealized appreciation (depreciation)	(2,279,852)	(12,258,667)

Net increase (decrease) in net assets resulting from operations	(4,920,703)	(11,189,791)

Distributions to shareholders from:
Net investment income	(306,896)	(1,793,225)
Net realized gains	—	(3,738,089)

Total distributions	(306,896)	(5,531,314)

Fund share transactions:*
Proceeds from sales	2,285,968	15,754,338
Payments for redemptions	(6,005,389)	(16,018,837)
Reinvestment of distributions	300,106	5,223,150

Net increase (decrease) from fund share transactions	(3,419,315)	4,958,651

Total increase (decrease) in net assets	(8,646,914)	(11,762,454)

Net assets:
Beginning of period	$76,199,241	$87,961,695

End of period	$67,552,327	$76,199,241

Undistributed net investment income (loss)	$470,539	$306,595

*Transactions in fund shares:
Shares issued	226,761	1,334,944
Shares redeemed	(612,319)	(1,425,925)
Reinvested dividends	31,164	458,197

Net increase (decrease) in shares outstanding	(354,394)	367,216

The accompanying notes form an integral part of these financial statements.

	Nebraska Tax-Free Income		Short-Intermediate Income		Government Money Market

	Six months ended Sept. 30, 2008 (Unaudited)	Year ended March 31, 2008	Six months ended Sept. 30, 2008 (Unaudited)	Year ended March 31, 2008	Six months ended Sept. 30, 2008 (Unaudited)	Year ended March 31, 2008

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,000,468	$1,980,789	$2,464,547	$4,700,030	$916,170	$3,755,170
Net realized gain (loss)	—	(65,395)	(2,257,010)	1,447,324	20,847	(1,054)
Net unrealized appreciation (depreciation)	(1,745,599)	(261,325)	(2,641,188)	1,896,539	—	—

Net increase (decrease) in net assets resulting from operations	(745,131)	1,654,069	(2,433,651)	8,043,893	937,017	3,754,116

Distributions to shareholders from:
Net investment income	(1,023,335)	(1,957,350)	(2,594,763)	(4,742,984)	(916,170)	(3,755,170)
Net realized gains	—	—	(1,214,034)	—	—	—

Total distributions	(1,023,335)	(1,957,350)	(3,808,797)	(4,742,984)	(916,170)	(3,755,170)

Fund share transactions:*
Proceeds from sales	7,090,952	15,047,217	41,227,387	32,488,734	56,552,203	167,022,571
Payments for redemptions	(6,087,140)	(6,054,868)	(19,929,953)	(34,534,880)	(64,537,675)	(147,544,732)
Reinvestment of distributions	817,128	1,536,005	3,670,843	4,553,969	893,346	3,703,485

Net increase (decrease) from fund share transactions	1,820,940	10,528,354	24,968,277	2,507,823	(7,092,126)	23,181,324

Total increase (decrease) in net assets	52,474	10,225,073	18,725,829	5,808,732	(7,071,279)	23,180,270

Net assets:
Beginning of period	$55,685,421	$45,460,348	$127,101,533	$121,292,801	$102,246,450	$79,066,180

End of period	$55,737,895	$55,685,421	$145,827,362	$127,101,533	$95,175,171	$102,246,450

Undistributed net investment income (loss)	$49,209	$72,076	$67,688	$197,904	$—	$—

*Transactions in fund shares:
Shares issued	710,317	1,503,218	3,567,015	2,806,445	56,552,203	167,022,571
Shares redeemed	(608,966)	(604,070)	(1,730,354)	(2,999,291)	(64,537,675)	(147,544,732)
Reinvested dividends	83,532	154,473	321,868	396,527	893,346	3,703,485

Net increase (decrease) in shares outstanding	184,883	1,053,621	2,158,529	203,681	(7,092,126)	23,181,324

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND

Statement of Cash Flows
Six Months Ended September 30, 2008
(Unaudited)

Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets from operations	$(22,324,894)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(45,342,352)
Proceeds from sale of investment securities	73,886,986
Proceeds from securities sold short	8,226,461
Short positions covered	(7,727,026)
Purchase of short-term investment securities, net	(11,319,421)
Decrease in accrued interest and dividends receivable	106,603
Increase in receivable for securities sold	(251,618)
Increase in receivable for fund shares sold	(41,054)
Decrease in payable for securities purchased	(2,703,557)
Decrease in payable for fund shares redeemed	(36,736)
Decrease in due to adviser and other expenses	(19,264)
Net unrealized depreciation on investments, options and short sales	9,743,855
Net realized loss on investments, options and short sales	12,317,481

Net cash provided by operating activities	14,515,464

Cash flows from financing activities:
Proceeds from sales of fund shares	3,334,758
Payments for redemptions of fund shares	(30,183,980)
Cash distributions to shareholders	(6,280)
Decrease in due from broker	12,340,038

Net cash used in financing activities	(14,515,464)

Net increase (decrease) in cash	—

Cash:
Balance, beginning of period	—

Balance, end of period	$—

Supplemental disclosure of cash flow information:
Cash payments for interest	$102,522

Noncash financing activities:
Reinvestment of shareholder distributions	$324,494

The accompanying notes form an integral part of these financial statements.

VALUE FUND

Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2008 (Unaudited)
			Year ended March 31,

			2008	2007	2006	2005	2004

Net asset value, beginning of period	$27.74		$40.09	$36.33	$36.14	$37.78	$26.85

Income (loss) from investment operations:
Net investment income	0.05		0.28	0.28	0.29	0.36	0.19
Net gain (loss) on securities (realized and unrealized)	(2.83)		(7.94)	6.31	1.14	1.51	10.89

Total from investment operations	(2.78)		(7.66)	6.59	1.43	1.87	11.08

Less distributions:
Dividends from net investment income	(0.19)		(0.28)	(0.28)	(0.37)	(0.21)	(0.15)
Distributions from realized gains	—		(4.41)	(2.55)	(0.87)	(3.30)	—

Total distributions	(0.19)		(4.69)	(2.83)	(1.24)	(3.51)	(0.15)

Net asset value, end of period	$24.77		$27.74	$40.09	$36.33	$36.14	$37.78

Total return	(10.0	%)†	(21.2%)	18.3%	4.0%	5.1%	41.3%

Ratios/supplemental data:
Net assets, end of period ($000)	1,314,904		1,767,828	3,121,782	2,910,225	4,124,493	4,409,206

Ratio of expenses to average net assets	1.19	%*	1.15%	1.13%	1.12%	1.10%	1.11%

Ratio of net investment income to average net assets	0.26	%*	0.69%	0.71%	0.64%	0.95%	0.57%

Portfolio turnover rate	7	%†	22%	29%	40%	26%	12%

*	Annualized

†	Not Annualized

The accompanying notes form an integral part of these financial statements.

PARTNERS VALUE FUND

Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2008 (Unaudited)
			Year ended March 31,

			2008	2007	2006	2005	2004

Net asset value, beginning of period	$17.33		$24.53	$23.52	$22.98	$22.52	$16.41

Income (loss) from investment operations:
Net investment income	0.01		0.07	0.10	0.14	0.15	0.03
Net gain (loss) on securities (realized and unrealized)	(1.59)		(4.67)	4.24	0.95	1.09	6.10

Total from investment operations	(1.58)		(4.60)	4.34	1.09	1.24	6.13

Less distributions:
Dividends from net investment income	(0.02)		(0.10)	(0.14)	(0.15)	(0.08)	(0.02)
Distributions from realized gains	—		(2.50)	(3.19)	(0.40)	(0.70)	—

Total distributions	(0.02)		(2.60)	(3.33)	(0.55)	(0.78)	(0.02)

Net asset value, end of period	$15.73		$17.33	$24.53	$23.52	$22.98	$22.52

Total return	(9.1	%)†	(20.7%)	19.1%	4.8%	5.5%	37.4%

Ratios/supplemental data:
Net assets, end of period ($000)	965,781		1,220,445	2,023,837	1,881,005	2,633,613	2,936,054

Ratio of expenses to average net assets	1.17	%*	1.15%	1.14%	1.14%	1.13%	1.13%

Ratio of net investment income to average net assets	0.08	%*	0.29%	0.39%	0.49%	0.61%	0.16%

Portfolio turnover rate	8	%†	24%	31%	36%	22%	11%

*	Annualized

†	Not Annualized

The accompanying notes form an integral part of these financial statements.

HICKORY FUND

Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2008 (Unaudited)
			Year ended March 31,

			2008	2007	2006	2005	2004

Net asset value, beginning of period	$30.53		$39.69	$34.21	$31.36	$28.86	$17.97

Income (loss) from investment operations:
Net investment income	0.03		0.30	0.27	0.09	0.19	0.25
Net gain (loss) on securities (realized and unrealized)	(2.95)		(9.11)	5.42	2.84	2.54	10.90

Total from investment operations	(2.92)		(8.81)	5.69	2.93	2.73	11.15

Less distributions:
Dividends from net investment income	(0.03)		(0.35)	(0.21)	(0.08)	(0.23)	(0.26)
Distributions from realized gains	—		—	—	—	—	—

Total distributions	(0.03)		(0.35)	(0.21)	(0.08)	(0.23)	(0.26)

Net asset value, end of period	$27.58		$30.53	$39.69	$34.21	$31.36	$28.86

Total return	(9.6	%)†	(22.3%)	16.6%	9.3%	9.4%	62.2%

Ratios/supplemental data:
Net assets, end of period ($000)	205,284		256,669	386,062	329,883	328,636	274,991

Ratio of expenses to average net assets	1.26	%*	1.21%	1.20%	1.20%	1.21%	1.30%

Ratio of net investment income to average net assets	0.14	%*	0.77%	0.74%	0.28%	0.65%	0.96%

Portfolio turnover rate	13	%†	31%	42%	65%	58%	50%

*	Annualized

†	Not Annualized

The accompanying notes form an integral part of these financial statements.

PARTNERS III OPPORTUNITY FUND

Financial Highlights

The following financial information provides selected data for a share of the Partners III Opportunity Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2008 (Unaudited)	Year ended March 31,
				Three months ended March 31, 2006(a)

		2008	2007

Net asset value, beginning of period	$8.55	$11.28	$10.25	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.09	0.09	0.02
Net gain (loss) on securities (realized and unrealized)	(0.72)	(2.28)	1.58	0.23

Total from investment operations	(0.73)	(2.19)	1.67	0.25

Less distributions:
Dividends from net investment income	(0.01)	(0.10)	(0.09)	—
Distributions from realized gains	—	(0.44)	(0.55)	—

Total distributions	(0.01)	(0.54)	(0.64)	—

Net asset value, end of period	$7.81	$8.55	$11.28	$10.25

Total return	(8.5%)†	(20.1%)	16.4%	2.5	%†

Ratios/supplemental data:
Net assets, end of period ($000)	209,898	259,079	323,238	264,621

Ratio of net expenses to average net assets(c)	1.69%*	1.54%	1.57%	1.52	%*(b)

Ratio of net investment income to average net assets	(0.22%)*	0.86%	0.83%	0.72	%*

Portfolio turnover rate	24%†	51%	41%	32	%†

*	Annualized

†	Not Annualized

(a)	Fund commenced operations on January 1, 2006.

(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.56% for the period ended March 31, 2006.

(c)

Included in the expense ratio is 0.09%, 0.07%, 0.14% and 0.12% related to interest expense and 0.40%, 0.29%, 0.22% and 0.20% related to dividend expense on securities sold short for the periods ended September 30, 2008, March 31, 2008, 2007 and 2006, respectively.

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Financial Highlights

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2008 (Unaudited)		Year ended March 31,
							Six months ended March 31, 2004(a)

			2008	2007	2006	2005

Net asset value, beginning of period	$10.05		$12.20	$11.30	$11.17	$10.52	$10.00

Income (loss) from investment operations:
Net investment income	0.07		0.23	0.16	0.14	0.09	0.01
Net gain (loss) on securities (realized and unrealized)	(0.73)		(1.65)	1.15	0.53	0.80	0.52

Total from investment operations	(0.66)		(1.42)	1.31	0.67	0.89	0.53

Less distributions:
Dividends from net investment income	(0.04)		(0.24)	(0.15)	(0.12)	(0.06)	(0.01)
Distributions from realized gains	—		(0.49)	(0.26)	(0.42)	(0.18)	—	#

Total distributions	(0.04)		(0.73)	(0.41)	(0.54)	(0.24)	(0.01)

Net asset value, end of period	$9.35		$10.05	$12.20	$11.30	$11.17	$10.52

Total return	(6.6	%)†	(12.3%)	11.8%	6.1%	8.5%	5.3	%†

Ratios/supplemental data:
Net assets, end of period ($000)	67,552		76,199	87,962	64,850	54,234	23,129

Ratio of net expenses to average net assets	1.16	%*	1.12%	1.13%	1.15%	1.21%	1.25	%*††

Ratio of net investment income to average net assets	1.28	%*	1.97%	1.53%	1.28%	0.89%	0.09	%*

Portfolio turnover rate	29	%†	44%	33%	36%	50%	5	%†

*	Annualized

†	Not Annualized

#	Amount rounds to less than $0.01

††	Absent waivers and expenses assumed by the Adviser, the annualized expense ratio would have been 1.74% for the period ended March 31, 2004.

(a)	Fund commenced operations on October 1, 2003.

The accompanying notes form an integral part of these financial statements.

NEBRASKA TAX-FREE INCOME FUND

Financial Highlights

The following financial information provides selected data for a share of the Nebraska Tax-Free Income Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2008 (Unaudited)		Year ended March 31, 2008	Three months ended March 31, 2007(a)

Net asset value, beginning of period	$9.95		$10.01	$10.00

Income (loss) from investment operations:
Net investment income	0.18		0.36	0.09
Net gain (loss) on securities (realized and unrealized)	(0.31)		(0.06)	—	#

Total from investment operations	(0.13)		0.30	0.09

Less distributions:
Dividends from net investment income	(0.18)		(0.36)	(0.08)
Distributions from realized gains	—		—	—

Total distributions	(0.18)		(0.36)	(0.08)

Net asset value, end of period	$9.64		$9.95	$10.01

Total return	(1.3	%)†	3.0%	0.9	%†

Ratios/supplemental data:
Net assets, end of period ($000)	55,738		55,685	45,460

Ratio of net expenses to average net assets(b)	0.75	%*	0.75%	0.75	%*

Ratio of net investment income to average net assets	3.49	%*	3.69%	3.74	%*

Portfolio turnover rate	8	%†	8%	2	%†

*	Annualized

†	Not Annualized

#	Amount rounds to less than $0.01.

(a)	Fund commenced operations on January 1, 2007

(b)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.77%, 0.80% and 1.02% for the periods ended September 30, 2008, March 31, 2008 and 2007, respectively.

The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND

Financial Highlights

The following financial information provides selected data for a share of the Short-Intermediate Income Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2008 (Unaudited)
		Year ended March 31,

		2008	2007	2006	2005	2004

Net asset value, beginning of period	$11.74	$11.42	$11.26	$11.50	$11.71	$11.29

Income (loss) from investment operations:
Net investment income	0.20	0.46	0.47	0.38	0.26	0.30
Net gain (loss) on securities (realized and unrealized)	(0.40)	0.32	0.16	(0.19)	(0.16)	0.45

Total from investment operations	(0.20)	0.78	0.63	0.19	0.10	0.75

Less distributions:
Dividends from net investment income	(0.21)	(0.46)	(0.47)	(0.39)	(0.31)	(0.33)
Distributions from realized gains	(0.10)	—	—	(0.04)	—	—

Total distributions	(0.31)	(0.46)	(0.47)	(0.43)	(0.31)	(0.33)

Net asset value, end of period	$11.23	$11.74	$11.42	$11.26	$11.50	$11.71

Total return	(1.7%)†	7.0%	5.7%	1.7%	0.9%	6.7%

Ratios/supplemental data:
Net assets, end of period ($000)	145,827	127,102	121,293	156,910	157,395	95,733

Ratio of net expenses to average net assets	0.68%*	0.70%	0.71%	0.74%	0.75%#	0.75%#

Ratio of net investment income to average net assets	3.54%*	3.94%	3.90%	3.29%	2.51%	2.72%

Portfolio turnover rate	13%†	32%	7%	24%	41%	48%

*	Annualized

†	Not Annualized

#	Absent voluntary waivers, the expense ratio would have been 0.76% and 0.88% for the years ended March 31, 2005 and 2004, respectively.

The accompanying notes form an integral part of these financial statements.

GOVERNMENT MONEY MARKET FUND

Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2008 (Unaudited)
			Year ended March 31,

			2008	2007	2006	2005	2004

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.009		0.042	0.047	0.030	0.010	0.005

Less distributions:
Dividends from net investment income		(0.009)	(0.042)	(0.047)	(0.030)	(0.010)	(0.005)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return	1.0	%†	4.4%	4.8%	2.9%	1.0%	0.5%

Ratios/supplemental data:
Net assets, end of period ($000)	95,175		102,246	79,066	61,008	40,689	49,103

Ratio of net expenses to average net assets#	0.10	%*	0.10%	0.22%	0.50%	0.50%	0.50%

Ratio of net investment income to average net assets	1.9	%*	4.23%	4.74%	2.96%	1.00%	0.48%

*	Annualized

†	Not Annualized

#

Absent voluntary waivers, the expense ratio would have been 0.72%, 0.71%, 0.78%, 0.89%, 0.90% and 0.91% for the periods ended September 30, 2008, March 31, 2008, 2007, 2006, 2005 and 2004, respectively.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Notes to Financial Statements
September 30, 2008
(Unaudited)

(1)	Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2008, the Trust had eight series in operation: Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Nebraska Tax-Free Income Fund, Short-Intermediate Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

The investment objective of the Value, Partners Value, Hickory and Partners III Opportunity Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, including the alternative minimum tax.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stocks and taxable municipal bonds.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments

Weitz Equity, Balanced, Nebraska Tax-Free Income and Short-Intermediate Income Funds

Investments are carried at value determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•

Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

• Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•

The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b)	Option Transactions

The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Securities Sold Short

The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d)	Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2008 and have determined that no provisions for income taxes are required in the Funds’ financial statements.

	(e)	Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends, dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

	(f)	Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Nebraska Tax-Free Income and Short-Intermediate Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

	(g)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

	(i)	New Accounting Pronouncements

In March 2008, the FASB issued Statement on Financial Accounting Standards No. 161 (SFAS “161”), “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133,” which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Funds do not expect SFAS 161 to have a material impact on its financial statements.

(3)	Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. The Distributor receives no compensation for the distribution of shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Nebraska Tax-Free Income, Short-Intermediate Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets. Prior to August 1, 2006, the Short-Intermediate Income and Government Money Market Funds each paid an annual advisory fee equal to 0.50% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

The Adviser has voluntarily agreed to reimburse the Weitz Equity (excluding the Partners III Fund), Balanced, Nebraska Tax-Free Income and Short-Intermediate Income Funds or to pay directly a portion of the respective Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 1.50%, 1.25%, 0.75% and 0.75%, of the respective Fund’s average daily net assets. The expenses incurred by the Weitz Equity, Balanced and Short-Intermediate Income Funds did not exceed the percentage limitation during the six months ended September 30, 2008. The expenses reimbursed by the Adviser for the Nebraska Tax-Free Income Fund for the six months ended September 30, 2008 were $7,123. Through July 31, 2009, the Adviser has contractually agreed to reimburse the Government Money Market Fund or to pay directly a portion of the Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.10% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Government Money Market Fund for the six months ended September 30, 2008 were $300,516.

As of September 30, 2008, the controlling shareholder of the Adviser held approximately 48% of the Government Money Market Fund, 48% of the Nebraska Tax-Free Income Fund, 46% of the Partners III Fund, 37% of the Balanced Fund and 18% of the Hickory Fund. An insurance company shareholder, who held 29% of Partners Value Fund as of September 30, 2008, has notified management of the Trust that it intends to redeem its shares in late October, 2008.

(4)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds are summarized as follows:

	Value		Partners Value

	Six months ended Sept. 30, 2008	Year ended March 31, 2008	Six months ended Sept. 30, 2008	Year ended March 31, 2008

Distributions paid from:
Ordinary income	$11,232,194	$46,903,390	$1,408,647	$23,757,423
Long-term capital gains	—	278,857,408	—	173,672,353

Total distributions	$11,232,194	$325,760,798	$1,408,647	$197,429,776

	Hickory		Partners III

	Six months ended Sept. 30, 2008	Year ended March 31, 2008	Six months ended Sept. 30, 2008	Year ended March 31, 2008

Distributions paid from:
Ordinary income	$238,946	$3,116,768	$330,774	$2,829,383
Long-term capital gains	—	—	—	12,357,842

Total distributions	$238,946	$3,116,768	$330,774	$15,187,225

	Balanced		Nebraska Tax-Free Income

	Six months ended Sept. 30, 2008	Year ended March 31, 2008	Six months ended Sept. 30, 2008	Year ended March 31, 2008

Distributions paid from:
Ordinary income	$306,896	$2,856,335	$—	$32,826
Tax exempt income	—	—	1,023,335	1,924,524
Long-term capital gains.	—	2,674,979	—	—

Total distributions	$306,896	$5,531,314	$1,023,335	$1,957,350

	Short-Intermediate Income		Government Money Market

	Six months ended Sept. 30, 2008	Year ended March 31, 2008	Six months ended Sept. 30, 2008	Year ended March 31, 2008

Distributions paid from:
Ordinary income	$2,778,888	$4,742,984	$916,170	$3,755,170
Long-term capital gains	1,029,909	—	—	—

Total distributions	$3,808,797	$4,742,984	$916,170	$3,755,170

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Value	Partners Value	Hickory

Undistributed ordinary income	$11,228,745	$1,402,516	$238,781
Capital loss carryforwards	—	—	(34,611,009)
Post October capital loss deferral	(497,301)	(4,517,603)	(20,165,832)
Net unrealized appreciation (depreciation)	(13,308,800)	16,585,675	(23,232,984)

	$(2,577,356)	$13,470,588	$(77,771,044)

	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income

Undistributed ordinary income	$327,826	$306,595	$—	$381,554
Undistributed tax exempt income	—	—	72,076	—
Undistributed long-term gains	—	—	—	1,029,590
Capital loss carryforwards	—	—	(3,798)	—
Post October capital loss deferral	(14,073,636)	(2,372,563)	(66,090)	—
Net unrealized appreciation (depreciation)	1,774,199	(6,122,052)	653,684	649,890

	$(11,971,611)	$(8,188,020)	$655,872	$2,061,034

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The Hickory Fund’s carryforward expires on March 31, 2012. The Nebraska Tax-Free Income Fund’s carryforward expires on March 31, 2015. The Government Money Market Fund has a capital loss carryforward of $2,691 which expires as follows: March 31, 2013 - $225, March 31, 2014 - $1,412 and March 31, 2016 - $1,054.

(5)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income

Purchases	$102,012,412	$73,297,461	$28,192,695	$53,037,039	$19,297,720	$8,120,433	$41,472,517
Proceeds	425,084,756	300,228,815	70,095,849	81,563,763	20,462,209	4,365,000	14,155,941

The cost of investments is the same for financial reporting and Federal income tax purposes for the Nebraska Tax-Free Income, Short-Intermediate Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Value, Partners Value, Hickory, Partners III and Balanced Funds is $1,373,694,292, $976,159,102, $234,547,285, $238,602,045 and $78,166,669, respectively.

At September 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income

Appreciation.	$196,164,947	$136,538,947	$21,732,859	$20,289,133	$2,913,257	$327,121	$1,162,838
Depreciation	(251,937,209)	(142,075,052)	(50,759,319)	(39,678,784)	(11,315,161)	(1,419,036)	(3,154,136)

Net	$(55,772,262)	$(5,536,105)	$(29,026,460)	$(19,389,651)	$(8,401,904)	$(1,091,915)	$(1,991,298)

(a)	Illiquid and Restricted Securities

The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2008, include the following:

	Acquisition Date	Value	Partners Value	Hickory	Partners III

Adelphia Recovery Trust, Series ACC-7	7/25/02	$494,900	$300,300	$—	$—
CIBL, Inc.	9/09/96	—	—	94,596	—
Continental Resources	1/28/87	—	—	—	43,750
Intelligent Systems Corp.	12/03/91	—	—	—	1,926,506
LICT Corp..	9/09/96	—	—	2,525,794	—

Total cost of illiquid and/or restricted securities		$494,900	$300,300	$2,620,390	$1,970,256

Value		$—	$—	$4,874,250	$2,132,198

Percent of net assets		0.0%	0.0%	2.4%	1.0%

(b)	Options Written

Transactions relating to options written for the six months ended September 30, 2008 are summarized as follows:

	Value		Partners Value

	Number of Contracts	Premiums	Number of Contracts	Premiums

Options outstanding, beginning of period	6,000	$1,904,979	—	$—
Options written	10,500	2,828,779	1,000	447,528
Options expired	(6,000)	(1,904,979)	—	—

Options outstanding, end of period	10,500	$2,828,779	1,000	$447,528

	Hickory		Partners III

	Number of Contracts	Premiums	Number of Contracts	Premiums

Options outstanding, beginning of period	—	$—	—	$—
Options written	800	342,138	1,020	491,803
Options closed	—	—	(20)	(60,159)

Options outstanding, end of period	800	$342,138	1,000	$431,644

(6)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

Value

Name of Issuer	Number of Shares Held March 31, 2008	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2008	Value Sept. 30, 2008	Dividend Income	Realized Gains/ (Losses)

Redwood Trust, Inc.	2,382,100	—	(75,700)	2,306,400	$50,118,072	$3,500,475	$(1,806,365)

Partners Value

Name of Issuer	Number of Shares Held March 31, 2008	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2008	Value Sept. 30, 2008	Dividend Income	Realized Gains/ (Losses)

Daily Journal Corp.	116,000	—	—	116,000	$4,986,840	$—	$—
Redwood Trust, Inc.	2,045,515	—	(98,515)	1,947,000	42,308,310	2,961,375	(1,679,416)

					$47,295,150	$2,961,375	$(1,679,416)

Partners III

Name of Issuer	Number of Shares Held March 31, 2008	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2008	Value Sept. 30, 2008	Dividend Income	Realized Gains/ (Losses)

Intelligent Systems Corp.	883,999	—	(2,000)	881,999	$1,852,198	$—	$(997)

(7)	Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8)	Financial Instruments With Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(9)	Margin Borrowing Agreement

The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (2.185% at September 30, 2008). Interest is accrued daily and paid monthly. The Fund held a cash balance of $42,620,178 with the broker at September 30, 2008.

The Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the Fund’s credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(10)	Concentration of Credit Risk

Approximately 84% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(11)	Fair Value Measurements

The Funds have adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Funds’ fiscal year ending March 31, 2009. SFAS 157 defines fair value and establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2008, in valuing the Funds’ assets and liabilities carried at fair value:

Value

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$1,317,922,030	$—	$—	$1,317,922,030
Liabilities:
Options written	$—	$(5,782,500)	$—	$(5,782,500)

Partners Value

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$965,636,157	$4,986,840	$—	$970,622,997
Liabilities:
Options written	$—	$(295,000)	$—	$(295,000)

Hickory

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$200,646,575	$4,371,750	$502,500	$205,520,825
Liabilities:
Options written	$—	$(277,000)	$—	$(277,000)

Partners III

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$218,932,394	$—	$280,000	$219,212,394
Liabilities:
Options written	$—	$(336,000)	$—	$(336,000)
Securities sold short	$(50,645,900)	$—	$—	$(50,645,900)

Balanced

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$46,236,970	$23,527,795	$—	$69,764,765

Nebraska Tax-Free Income

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$1,768,208	$53,332,989	$—	$55,101,197

Short-Intermediate Income

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$28,684,001	$119,526,586	$—	$148,210,587

Government Money Market

	Level 1	Level 2	Level 3	Total

Assets:
Investments in securities	$93,328,347	$—	$—	$93,328,347

At September 30, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the following Funds’ fair values were as follows:

	Hickory Investments in Securities	Partners III Investments in Securities

Beginning balance, March 31, 2008	$502,500	$280,000
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—

Ending balance, September 30, 2008	$502,500	$280,000

Net change in unrealized appreciation (depreciation) attributable to assets still held at end of period	$—	$—

(12)	Subsequent Event

On October 7, 2008, the Board of Trustees approved the participation of the Government Money Market Fund in the U.S. Treasury’s program to support the account values of money market fund shareholders. The Treasury Department guarantees that each shareholder who owns shares on September 19, 2008 will receive $1.00 per share upon redemption of shares during the period that a fund participates in its program. If the number of shares held in an account fluctuates over the guarantee period through shareholder purchases or redemptions, the guarantee will apply to either the number of shares held as of the close of business on September 19, 2008 or the current amount, whichever is less.

The Treasury has designed the program to be temporary and will reconsider the need for it in December of 2008. At that time, management will also assess whether the Government Money Market Fund will continue to participate.

ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES

(Unaudited)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/08 – 9/30/08” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 4/01/08	Ending Account Value 9/30/08	Annualized Expense Ratio	Expenses Paid from 4/01/08 - 9/30/08(1)

Value	Actual	$1,000.00	$899.57	1.19%	$5.67
	Hypothetical(2)	1,000.00	1,019.05	1.19%	6.02

Partners Value	Actual	1,000.00	908.87	1.17%	5.60
	Hypothetical(2)	1,000.00	1,019.15	1.17%	5.92

Hickory	Actual	1,000.00	904.30	1.26%	6.01
	Hypothetical(2)	1,000.00	1,018.70	1.26%	6.38

Partners III	Actual	1,000.00	914.71	1.69%	8.11
	Hypothetical(2)	1,000.00	1,016.55	1.69%	8.54

Balanced	Actual	1,000.00	934.35	1.16%	5.62
	Hypothetical(2)	1,000.00	1,019.20	1.16%	5.87

Nebraska Tax-Free	Actual	1,000.00	986.75	0.75%	3.74
	Hypothetical(2)	1,000.00	1,021.25	0.75%	3.80

Short-Intermediate	Actual	1,000.00	982.89	0.68%	3.38
Income	Hypothetical(2)	1,000.00	1,021.60	0.68%	3.45

Government	Actual	1,000.00	1,009.51	0.10%	0.50
Money Market	Hypothetical(2)	1,000.00	1,024.50	0.10%	0.51

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365)

(2)	Assumes 5% total return before expenses.

OTHER INFORMATION

(Unaudited)

Proxy Voting Policy

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Nebraska Tax-Free Income and Government Money Market Funds) voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also be available on the Funds’ website at http://www.weitzfunds.com.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Wallace R. Weitz & Company

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Wallace R. Weitz & Company (“Weitz & Co.”). The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz & Co. to furnish to the Trustees such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz & Co., the Board of Trustees requested, and Weitz & Co. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz & Co. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz & Co. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements at their in-person meeting held on May 19, 2008. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz & Co. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered was the overall performance of the Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Funds’ peer groups on a long-term basis and over shorter time periods.

With respect to the equity funds managed by Weitz & Co., consisting of Value Fund, Partners Value Fund, Hickory Fund and Partners III Opportunity Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Equity Funds. The Board noted that the performance results achieved by Weitz & Co. for the Equity Funds were not favorable on a short-term basis but were generally favorable on a long-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objective and policies of these Funds. The Board also noted that for each of the Equity Funds, under-performing results in the most recent year created a negative impact on the overall longer-term performance. The Board discussed with management the fact that Weitz & Co. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm.

In addition, the Board compared expenses of each of the Equity Funds to the expenses of their peers, noting that the expenses for each of the Equity Funds were slightly higher than industry averages for total operating expenses of other funds of similar size and investment objective. The Board noted that the recent decrease in Fund assets has likely been a contributing factor in the increase in overall expenses. The Board also considered the fact that the advisory fees for the Value Fund, Partners Value Fund and Partners III Opportunity Fund are each subject to breakpoints but that due to decreases in net asset levels of these Funds the breakpoint levels were generally not reached for the past year. They noted the range of investment advisory and administrative services provided by Weitz & Co. to the Equity Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services.

The Board also reviewed matters with respect to the proposed continuation of the Investment Management Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund as well as performance information for the Balanced Fund. Among the factors the Board considered was the overall performance of the Balanced Fund relative to its respective benchmark indices as well as the performance of other funds in the Balanced Fund’s peer group. The Board noted that the performance results achieved by Weitz & Co. for the Balanced Fund were not favorable on both a short-term basis and long-term basis but that Weitz & Co. produced results in a manner consistent with the stated investment objectives and policies for the Fund. The Board also discussed with representatives of Weitz & Co. the investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its investment advisory fees. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments and it was noted that the Balanced Fund currently has a substantially smaller asset base than the Equity Funds. In addition, the Board compared expenses of the Balanced Fund to its peers, noting that the expenses for the Fund compared favorably with industry averages for other funds of similar size and investment objective. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Balanced Fund were to become more substantial and economies of scale were able to be realized.

The Board then considered each of the fixed income funds managed by Weitz & Co., consisting of the Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (the “Fixed Income Funds”) noting the applicable investment objectives, strategies and fee arrangements for each Fixed Income Fund, and noting Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Fixed Income Funds. Among the factors the Board considered was the overall performance of the Fixed Income Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Fixed Income Funds’ peer group on a long-term basis and over shorter time periods. The Board noted that the performance results achieved by Weitz & Co. for the Fixed Income Funds was favorable on both a short-term and on a long-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of each of the Fixed Income Funds. In addition, the Board compared expenses of each Fixed Income Fund to the expenses of its peers, noting that the expenses for each of the Fixed Income Funds compare favorably with industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each of the Fixed Income Funds, the Board discussed with representatives of Weitz & Co. their reasons for assessing the applicable fees in connection with each of the Fixed Income Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In connection with their consideration of the continuation of the Agreements for the Fixed Income Funds, the Board took into consideration the expense limitation agreement in place for the Government Money Market Fund and voluntary fee waivers in place for the Short-Intermediate Income Fund and Nebraska Tax-Free Income Fund pursuant to which Weitz & Co. has agreed to waive fees and reimburse expenses in order to limit the total operating expenses of the Fixed Income Funds.

The Board then considered various factors in addition to the fees, expenses and performance of each of the Funds. The Board took note of the long-term relationship between Weitz & Co. and the Funds and the efforts that have been undertaken by Weitz & Co. to foster the growth and development of the Funds since the inception of each of the Funds. They also took note of the fact that the Funds are not subject to sales charges or Rule 12b-1 fees and that Weitz & Co. bears a substantial portion of the costs associated with the Funds’ participation in various “no-transaction fee,” or “fund supermarket,” programs out of their own resources. The Board also reviewed financial information concerning Weitz & Co. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz & Co., and the financial soundness of Weitz & Co. as demonstrated by the financial information provided and reached a finding that the level of profitability was consistent with relevant industry averages. The Board further reviewed Weitz & Co.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz & Co. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz & Co. under the Agreements, the Board also took note of the administration fees that are payable by each of the Funds to Weitz & Co. under the terms of the Administration Agreements, and the Board members indicated that they had considered such administration fees, including the level and amount of these fees, the method of calculating these fees, and the services provided by Weitz & Co. in connection with the Administration Agreements, in determining the reasonableness of the total fees paid by the Funds to Weitz & Co. for the overall level of services that Weitz & Co. provides to the Funds and their shareholders.

In considering the continuation of the Agreements, the members of the Board also took into consideration the more recent underperformance and general level of expenses attributable to the Equity Funds as compared to the applicable peer data that was reviewed by the Board, and the Board considered Weitz & Co.’s stated willingness to consider possible options to address the more recent performance results achieved by the Equity Funds and the current level of expenses of the Equity Funds. In connection with this, it was noted that the ongoing volatility and general turmoil in the marketplace has made it difficult to obtain positive returns for equity portfolios generally, and the Board further took into consideration Weitz & Co.’s responsiveness to the Board’s request that the firm continue to explore ways to address the performance results and level of expenses of the Equity Funds.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the performance of the Funds, the commitment of Weitz & Co. to the successful operation of the Funds, Weitz & Co.’s willingness to work with the Board to respond to the more recent performance results of the Equity Funds, and the level of expenses of the Funds, as being important elements of their consideration. They noted the overall level and quality of investment advisory and management services provided by Weitz & Co. to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected management’s overall commitment to the continued successful growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

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Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company
Custodian
Wells Fargo Bank Minnesota,	Sub-Transfer Agent
National Association	Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Hickory Fund - WEHIX
Partners III Opportunity Fund - WPOPX
Balanced Fund - WBALX
Nebraska Tax-Free Income Fund - WNTFX
Short-Intermediate Income Fund - WEFIX
Government Money Market Fund - WGMXX

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An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

10/31/08	RECYCLED
Printed on
Recycled Paper

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this report on Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*	/s/ Wallace R. Weitz

Wallace R. Weitz, President

Date October 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)*	/s/ Wallace R. Weitz

Wallace R. Weitz, President

Date: October 31, 2008

By: (Signature and Title)*	/s/ Kenneth R. Stoll

Kenneth R. Stoll, Chief Financial
Officer

Date: October 31, 2008

* Print the name and title of each signing officer under his or her signature.